USAA WORLD GROWTH FUND

SUPPLEMENT DATED OCTOBER 7, 2016

TO THE FUND'S PROSPECTUS

DATED OCTOBER 1, 2016

This Supplement updates certain information contained in the above-dated prospectus for the USAA World Growth Fund. Please review this important information carefully.

The following disclosure is hereby added to the Fund's Portfolio Manager(s) section on page 6:

Ryan P. McAllister, Investment Officer and Portfolio Manager of MFS, has managed the Fund since September 2016.

The following disclosure is hereby added to the Fund's Portfolio Manager(s) section on page 15:

Ryan P. McAllister, Investment Officer and Portfolio Manager, has been employed in the investment area of MFS since 2007, and has managed the Fund since September 2016.

98598-1016

USAA MUTUAL FUNDS TRUST
STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 1, 2016
AS AMENDED AND RESTATED OCTOBER 7, 2016
Growth and Tax Strategy Fund (USBLX)
Precious Metals and Minerals Fund Shares (USAGX)
Precious Metals and Minerals Fund Institutional Shares (UIPMX)
Precious Metals and Minerals Fund Adviser Shares (UPMMX)
Emerging Markets Fund Shares (USEMX)
Emerging Markets Fund Institutional Shares (UIEMX)
Emerging Markets Fund Adviser Shares (UAEMX)
Treasury Money Market Trust (UATXX)
International Fund Shares (USIFX)
International Fund Institutional Shares (UIIFX)
International Fund Adviser Shares (UAIFX)
World Growth Fund Shares (USAWX)
World Growth Fund Institutional Shares (UIWGX)
World Growth Fund Adviser Shares (USWGX)
Government Securities Fund Shares (USGNX)
Government Securities Fund Institutional Shares (UIGSX)
Government Securities Fund Adviser Shares (UAGNX)
Managed Allocation Fund (UMAFX)
Cornerstone Conservative Fund (USCCX)
Cornerstone Moderately Conservative Fund (UCMCX)
Cornerstone Moderate Fund (USBSX)
Cornerstone Moderately Aggressive Fund (USCRX)
Cornerstone Aggressive Fund (UCAGX)
Cornerstone Equity Fund (UCEQX)
USAA MUTUAL FUNDS TRUST (the Trust) is an open-end management investment company offering shares of fifty-four no-load mutual funds, fourteen of which are described in this Statement of Additional Information (SAI): Growth and Tax Strategy Fund, Precious Metals and Minerals Fund, Emerging Markets Fund, International Fund, World Growth Fund, Government Securities Fund, Treasury Money Market Trust, Managed Allocation Fund, Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund (collectively, the Funds). Each Fund is classified as diversified, except the Precious Metals and Minerals Fund, which is classified as non-diversified. The Precious Metals and Minerals, World Growth, Emerging Markets, and International Funds each offer three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. The Growth and Tax Strategy, Managed Allocation, Cornerstone Conservative, Cornerstone Moderately Conservative, Cornerstone Moderate, Cornerstone Moderately Aggressive, Cornerstone Aggressive, and Cornerstone Equity Funds, and the Treasury Money Market Trust each offer one class of shares: Fund Shares. The Trust has the ability to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and not a separate mutual fund. The Institutional Shares are not offered for sale directly to the general public. The Institutional Shares are available for investment through a USAA discretionary managed account program, certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, and insurance companies, and to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, USAA Funds participating in a fund-of-funds investment strategy, and other persons or legal entities that the Fund may approve from time to time. The Adviser Shares are designed to be sold only through brokers, dealers, banks, insurance companies, investment advisers, and other financial intermediaries that provide various distribution and administrative services.
You may obtain a free copy of a prospectus dated October 1, 2016, for each Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free (800) 531-USAA (8722) or (210) 531-8722. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with each Fund's prospectus.
The financial statements of the Funds and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended May 31, 2016, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

Page
3	Valuation of Securities
4	Conditions of Purchase and Redemption
5	Additional Information Regarding Redemption of Shares
7	Investment Plans
9	Investment Policies
33	Investment Restrictions
34	Portfolio Transactions and Brokerage Commissions
38	Fund History and Description of Shares
40	Tax Considerations
44	Trustees and Officers of the Trust
51	Control Persons and Principal Shareholders
55	The Trust’s Manager
61	Proxy Voting Policies and Procedures
62	Distribution Services
64	Portfolio Manager Disclosure
77	Portfolio Holdings Disclosure
78	General Information
79	Appendix A – Long-Term and Short-Term Debt Ratings

Valuation of Securities
USAA Asset Management Company (AMCO or Manager) serves as the Manager of the Funds. Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or Distributor). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.
A Fund’s NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.
The Trust’s Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees each Fund’s valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow a Fund to use independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by each Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.
The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.
The value of securities of each Fund (except the Treasury Money Market Trust) is determined by one or more of the following methods:
Equity securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity linked structured notes, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.
Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the price of certain foreign securities held by a Fund is determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not need to be reflected in the value of a Fund’s foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund’s foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund’s foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service’s judgment, these prices are readily available and are representative of the security’s market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Short-term securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that it is determined that amortized cost represents the fair value of such securities. The Fund has adopted policies and procedures under which the valuation committee subject to supervision by the Board, monitors the continued appropriateness of amortized cost valuations for such securities. Repurchase agreements are valued at cost.

Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued at the last quoted sales price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked price closest to the last sale price. Options contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of Fund NAV.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
The Treasury Money Market Trust's securities may be valued at amortized cost, provided that it approximates market value as determined by the Board. This involves valuing a security at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.
The valuation of the Treasury Money Market Trust's portfolio instruments based upon their amortized cost is subject to the Fund’s adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 60 days and a weighted average life of no more than 120 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).
The Board has established procedures designed to stabilize the Treasury Money Market Trust's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund’s holdings at such intervals as is deemed appropriate to determine whether the Fund’s NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, establishing an NAV per share by using available market quotations or suspending redemptions to the extent permitted under the SEC rules.
The Treasury Money Market Trust may use credit ratings from the following designated nationally recognized statistical rating organizations (NRSROs) to determine the credit quality of a security that may be purchased by the Treasury Money Market Trust under applicable securities laws: (1) Moody’s Investors Service, Inc. (Moody’s), (2) S&P Global Ratings (S&P), (3) Fitch Ratings Inc. (Fitch), and (4) DBRS, Inc. (f/k/a Dominion Bond Rating Service Limited) (Dominion).
Conditions of Purchase and Redemption
Nonpayment
If any order to purchase shares directly from the Trust is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you hold shares in an account with the Transfer Agent, the Transfer Agent can redeem shares from any of your account(s) with the Transfer Agent as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds (USAA Funds). A $29 fee is charged for all returned items, including checks and electronic funds transfers.

Transfer of Shares
Under certain circumstances, you may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.
Confirmations and Account Statements
Fund shareholders will receive a confirmation for each purchase, redemption, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain distribution reinvestments and purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.
Additional Information Regarding Redemption of Shares
The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in each Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the redemption of shares of a Fund, depending upon their aggregate NAV when redeemed and your basis in those shares for those purposes.
Shares of a Fund may be offered to other USAA Funds that are structured as funds-of-funds, (however, shares of the Cornerstone Conservative Fund and the Cornerstone Equity Fund may not be offered to USAA Funds that are structured as funds-of-funds), institutional investors, financial intermediaries, and other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These other USAA Funds investors may, from time to time, own or control a significant percentage of a Fund’s shares. Accordingly, each Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase a Fund’s expense ratio, transaction costs, and taxable capital gain distributions (of net gains realized on the liquidation of portfolio securities to meet redemption requests), which could negatively affect the Fund’s performance and could cause shareholders to be subject to higher federal income tax with respect to their investments in the Fund. These inflows and outflows also could limit the Manager's ability to manage investments of a Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, a Fund may hold a higher level of cash than it might hold under normal circumstances while the Manager seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of a Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause a Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for a Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.
Shares are normally redeemed in cash, although each Fund reserves the right to redeem some or all of its shares in-kind by delivering securities from a Fund’s portfolio of investments, rather than cash, under unusual circumstances or in order to protect the interests of remaining shareholders. Securities distributed in-kind would be valued for this purpose using the same method employed in calculating the Fund’s NAV. If a Fund redeems your shares in-kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.
Accounts held with the Transfer Agent with a balance of less than $250 may be subject to automatic redemption, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file, or if none, by mail to your last known address.
The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally uses is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.
For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.
Fund Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The USAA Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the USAA Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund. Generally, persons who engage in an “in and out” (or “out and in”) transaction within a 30-day period will violate the USAA Funds’ policy if they engage in another “in and out” (or “out and in”) transaction in the same Fund within 90 days. The USAA Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
•    Transactions in the money market funds, Short-Term Bond Fund, Ultra Short-Term Bond Fund, and Tax Exempt Short-Term Fund;
•    Purchases and sales pursuant to automatic investment or withdrawal plans;
•    Purchases and sales made through USAA Managed Portfolios-UMP®, USAA 529 College Savings PlanTM, USAA Giving Fund, USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;
•    Purchases and sales by the Target Retirement Funds, Cornerstone Conservative Fund, and/or Cornerstone Equity Fund; and
•    Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to the Fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such USAA activity and/or restrictions or termination of trading privileges in a particular Fund or all of the USAA Funds.
The USAA Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The USAA Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of USAA Funds through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the USAA Funds or their Transfer Agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular Fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the intermediary’s policies are determined by us to be at least as stringent as the USAA Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all Funds or particular Funds, and can terminate such agreements at any time.

Redemption by Check
Shareholders invested in the Treasury Money Market Trust through an account with the Transfer Agent may request that checks be issued for their accounts. Checks must be written in amounts of at least $250.
Checks issued to shareholders of the Treasury Money Market Trust will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.
When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account in the Treasury Money Market Trust changes as dividends are accrued on a daily basis, checks may not be used to close an account.
The checkwriting privilege is subject to the customary rules and regulations of The Bank of New York Mellon (BNY Mellon) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.
The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.
The Trust, the Transfer Agent, and Boston Safe each reserve the right to change or suspend the checkwriting privilege upon 30 days’ written notice to participating shareholders.
You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.
Redemption by Bill Pay
Shareholders invested in the Treasury Money Market Trust may request through usaa.com that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.
Redemption Fees
The Emerging Markets, International, Precious Metals and Minerals, Government Securities, and World Growth Funds’ all Shares may be subject to a 1% redemption fee that may apply if a shareholder redeems Adviser Shares within 60 days of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. All Shares held for 60 days or more are not subject to the 1% fee. The redemption fee may not be applied to certain redemptions related to hardship, including but not limited to death, disability, or divorce and mandatory actions, including but not limited to, mandatory or systematic withdrawals, small balance account maintenance fees, dividend disbursements and reimbursements and certain types of individual retirement account (IRA) transactions, including redemptions pursuant to systematic withdrawal programs, or to purchases and redemptions in defined contribution plans and in certain other uniform circumstances or in situations related to administrative difficulty. Each Fund reserves the right to modify or eliminate the redemption fee at any time.
In addition, each Fund may have relationships with financial intermediaries and certain managed account programs where the redemption fee may not apply, including automatic rebalances and non-manager initiated transactions. In these cases, each Fund may rely on the intermediary to apply the fee or waive the fee in a uniform manner consistent with the terms of the Fund’s prospectus and to provide documentation upon request supporting the applicable redemption fee waiver.
Investment Plans
Under certain circumstances, the Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that use the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at usaa.com.

Automatic Purchase of Shares
InvesTronic® – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.
Direct Purchase Service – The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.
Direct Deposit Program – The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.
Government Allotment – The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.
Automatic Transfer Plan – The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.
Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.
Directed Dividends – If you own shares in more than one of the funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.
Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.
Systematic Withdrawal Plan
If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.
This plan may be initiated on usaa.com or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.
Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to that extent, would reduce the dollar value of your investment and could eventually exhaust the account. Reinvesting dividends and other distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.
Each redemption of shares of a Fund may result in realization of a gain or loss, which must be reported on your federal income tax return. Therefore, you should keep an accurate record of any gain or loss realized on each withdrawal.
Tax-Deferred Retirement Plans (not available in the Growth and Tax Strategy Fund)
Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the Funds described in the prospectuses of the Trust (excluding our Funds that distribute tax-exempt-interest dividends).
Applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.
An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.
You may obtain detailed information about the accounts from the Manager. Each employer or individual establishing a tax-deferred retirement account is advised to also consult with a tax adviser before establishing the account.
Investment Policies
The sections captioned Investment Objective and More Information on the Fund’s Investment Strategy in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) is not a fundamental policy and may be changed upon written notice to, but without the approval of, each Fund's shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following provides additional information about the investment policies, types of instruments, and certain risks that the Funds may be subject to. With respect to the Cornerstone Conservative Fund and Cornerstone Equity Fund, each of which is a fund-of-funds that invests in underlying USAA Funds, the following provides more detailed information about the types of instruments in which the underlying USAA Funds may invest and strategies that may be used in pursuit of the underlying USAA Funds’ investment objectives. Each Fund and each underlying USAA Fund may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Fund achieve its goal. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.
Adjustable-Rate Securities
Each Fund (except the Precious Metals and Minerals Fund, Emerging Markets Fund, World Growth Fund, and International Fund) may invest in adjustable-rate securities. The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (sometimes referred to as LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.
Asset-Backed Commercial Paper
Each Fund (except the Treasury Money Market Trust) may invest in asset–backed commercial paper, which is a short-term investment vehicle with a maturity that is typically between 90 and 180 days. The security itself is typically issued by a bank or other financial institution. The notes are backed by physical assets such as trade receivables, and are generally used for short-term financing needs. A company or group of companies looking to enhance liquidity may sell receivables to a bank or other conduit, which, in turn, will issue them to its investors as commercial paper. The commercial paper is backed by the expected cash inflows from the receivables. As the receivables are collected, the originators are expected to pass the funds to the bank or conduit, which then passes these funds on to the note holders. Investments in asset-backed commercial paper are subject to the risk that insufficient proceeds from the expected cash flows of the contributed receivables are available to repay the commercial paper.
Asset-Backed Securities
The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Government Securities Fund, and Managed Allocation Fund may invest in asset-backed securities (ABS). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below. With respect to the Funds such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.
The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.
ABS may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter term securities, maturity extension risk could increase the volatility of a Fund. The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Borrowing
Each Fund may borrow money from a bank or another person to the extent permitted under the Investment Company Act of 1940, as amended (1940 Act). Such borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities. All borrowings are limited to an amount not exceeding 33 1/3% of a Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.
Calculations of Dollar-Weighted Average Portfolio Maturity
Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some ABS and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager  or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.
Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager  or the applicable Subadviser, the periodic interest reset features will result in the instrument’s being valued in the market as though it has the earlier maturity.
The Treasury Money Market Trust will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the 1940 Act.
Certificates of Deposit and Bankers’ Acceptances
Each Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Each Fund may invest in bankers’ acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
To the extent a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry. Unexpected changes with respect to these factors may adversely affect the issuance of and the secondary market for these securities.
Commercial Paper
Each Fund may invest in commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
Investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed-income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed-income securities, there is a chance that the issuer will default on its commercial paper obligation.
Convertible Securities
Each Fund (except the Growth and Tax Strategy Fund, Government Securities Fund, and Treasury Money Market Trust) may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.
A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The convertible securities in which the Funds invest may be rated below investment grade as determined by Moody’s or S&P, or unrated but judged by the Manager  or the applicable Subadviser to be of comparable quality (commonly called “junk” bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. A Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.

Cover
Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.
Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover derivative instruments could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Cybersecurity Risk
Technology, such as the internet, has become more prevalent in the course of business, and as such, each Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect each Fund or its shareholders. In certain situations, the Funds, the Manager, or a service provider may be required to comply with law enforcement in responding to a cyber security incident, which may prevent the Funds from fully implementing their cyber security plans and systems, and (in certain situations) may result in additional information loss or damage. Each Fund and its shareholders could be negatively impacted as a result.
Derivatives
Under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund’s investment objective, each Fund (except the Treasury Money Market Trust) may buy and sell certain types of derivatives. Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indexes. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund also may use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager  or the applicable Subadviser anticipates unusually high or low market volatility.
The Manager  or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.

Equity Securities
Each Fund (except the Government Securities Fund and Treasury Money Market Trust) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), global depositary receipts (GDRs), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
Emerging Markets Debt
The Emerging Markets Fund may invest in Brady Bonds, which are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in a Fund’s portfolio.
Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).
Brady Bonds involve various risk factors associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.
Equity-Linked Structured Notes
Each Fund  (except the Treasury Money Market Trust) may invest in equity-linked structured notes, which are derivative securities specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Eurodollar and Yankee Obligations
Each Fund (except the Treasury Money Market Trust) may invest in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.
Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
European Securities
The European Union’s (EU) Economic and Monetary Union (EMU) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country. The economies of EU member countries and their trading partners may be affected adversely by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. Recently, the European financial markets have been impacted negatively by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally. Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.
A country’s decision to leave the EU may cause increased volatility in global financial markets as there is uncertainty as to the exact terms of the exit and its impact on different industry sectors. For example, it will take time to establish the parameters of the United Kingdom’s relationship with the EU on trade, and it will also take time to establish any trade agreements with other regions because the United Kingdom may no longer benefit from free trade agreements negotiated by the EU in the future. Much depends on the extent of the withdrawal agreement and other trade agreements that the country reaches after its exit. There is also the risk that many international companies may no longer choose the United Kingdom as a base for their European operations. Moreover, the United Kingdom’s decision to withdraw from the EU may adversely affect foreign direct investments and immigration and economic regulations in that country as well as increased transition costs of implementing new policies and agreements. Furthermore the United Kingdom’s vote to leave the EU may lead other member nation to follow suit.
Exchange-Traded Funds (ETFs)
Each Fund  (except the Treasury Money Market Trust) may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges and typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.
To the extent a Fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.
Exchange-Traded Notes (ETNs)
Each Fund  (except the Treasury Money Market Trust) may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day’s index factor). One factor that affects the ETN’s value is the credit rating of the issuer. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political, or geographic events that affect the referenced commodity or security. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. ETNs are subject to counterparty credit risk and fixed-income risk. ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (IRS) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes. Further, the IRS and Congress frequently consider proposals that would change the timing and character of income and gains from ETNs.
Foreign Securities
Each Fund (except the Government Securities Fund and Treasury Money Market Trust) may invest in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including ADRs, EDRs, and GDRs. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.
Investing in the securities of companies located in emerging market companies generally involve greater risk than investing in the securities of companies located in countries with developed markets. The Manager  or the applicable Subadviser considers all countries of the world to be emerging market countries, except Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, the Hong Kong Special Administrative Region (Hong Kong), Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The People’s Republic of China (PRC) currently exercises sovereignty over Hong Kong; however, Hong Kong retains significant economic and political autonomy under the Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997. The Basic Law is anticipated to remain in place until 2047. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, and/or may nationalize or expropriate the assets of private companies. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.
Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.
Forward Currency Contracts
Each Fund (except the Government Securities Fund and Treasury Money Market Trust) may enter into forward currency contracts. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.
A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.
The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.
Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.
Forward contracts in which a Fund may engage also include non-deliverable forwards (NDFs). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a Reference Currency) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the Settlement Amount) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the NDF Rate), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), they may be exchange-traded. Under such circumstances, they will be centrally cleared, and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Futures Contracts
Each Fund (except the Treasury Money Market Trust) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.
The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant (FCM) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
Global Tactical Asset Allocation (GTAA) Strategy
In an attempt to enhance a Fund’s return, the Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, and Cornerstone Aggressive Fund may employ a GTAA strategy, which is a total return strategy designed to add value by benefiting from short- and medium-term mispricing within global equity, bond, and currency markets. This strategy will be accomplished by investing the Fund’s assets in hedge or other funds that invest in short-term money market instruments, long and short positions in global equity and fixed-income exchange-traded futures, currency forwards, and other derivative instruments such as swaps.
The GTAA strategy seeks to enhance a Fund’s return by shifting investment weightings among global equity, bond, and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of equity, bond, and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the strategy in this portfolio is expected to change frequently.
The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the strategy’s investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase and will broaden the strategy’s market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.
A GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.
The GTAA strategy may not work as intended and may result in losses by a Fund or periods of underperformance. The success of the GTAA strategy will be subject to the Manager’s ability to monitor for short- and medium-term mispricings in certain asset classes and execute certain trading techniques (such as options and futures transactions) in an efficient manner. In addition, because market conditions change, sometimes rapidly and unpredictably, the success of the GTAA strategy will be subject to the Manager’s ability to execute the strategy in a timely manner. Moreover, the GTAA strategy may increase portfolio transaction costs, which could cause or increase losses or reduce gains. Futures contracts and other instruments used in connection with the GTAA strategy are not necessarily held by a Fund to hedge the value of the Fund’s other investments and, as a result, these futures contracts and other instruments may decline in value at the same time as the Fund’s investments. Any one or more of these factors may prevent the Fund from achieving the intended results or could cause the Fund to underperform or experience losses (some of which may be sudden). In addition, the use of the GTAA strategy may not protect against market declines and may limit a Fund’s participation in market gains.
Illiquid Securities
Each Fund may invest up to 15% (except the , which may only invest up to 5%) of its respective net assets, in securities that are illiquid. Illiquid securities are generally those securities that a fund cannot expect to sell or dispose of in the ordinary course of business within seven days at approximately the value ascribed to such securities. Investments in illiquid securities may impair a Fund’s ability to raise cash for redemptions or other purposes.
Initial Public Offerings
Each Fund (except the Government Securities Fund and Treasury Money Market Trust) may invest in initial public offerings (IPOs), which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
Inverse Floating Rate Securities
The Growth and Tax Strategy Fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities price volatility.
Lending of Securities
Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, each Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, each Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.
No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. Each Fund may terminate a loan at any time.

Limitations and Risks of Options and Futures Activity
Each Fund (except the Treasury Money Market Trust) may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Manager  or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets often are more volatile than corresponding securities markets, and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (CPOs) pursuant to Commodity Futures Trading Commission (CFTC) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.
The Manager currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Manager’s ability to use derivatives as part of the Funds' investment strategies. Although the Manager expects to be able to execute the Funds' investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.
Liquidity Determinations
The Board has adopted guidelines pursuant to which municipal lease obligations, Section 4(a)(2) Commercial Paper (Section 4(a)(2) of the 1933 Act), Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund’s investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(a)(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager  or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation and (3) such other factors as the Manager  or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager  or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager  or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider’s outstanding debt and financial statements and general economic conditions.
Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board.
Loan Interests and Direct Debt Instruments (bank loans)
The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, and Managed Allocation Fund may invest in loan interests and direct debt instruments, generally referred to as bank loans which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may only pay a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans may have extended settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.
Master Demand Notes
The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, and Managed Allocation Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. The Manager will invest a Fund’s assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.
Mortgage-Backed Securities
The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Managed Allocation Fund, and Government Securities Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae, also known as GNMA), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.
Since 2009, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve (Fed) purchases of their MBS. While the Fed’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. Since being placed in conservatorship, Fannie Mae and Freddie Mac have required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid approximately $225.5 billion in dividends. Although Freddie Mac reported a net loss over the third quarter of 2015 of $475 million, neither Fannie Mae nor Freddie Mac has required a draw from the U.S. Treasury since the second quarter of 2012. While Freddie Mac reported that the loss was not a significant indicator of financial weakness, the FHFA stated that Fannie Mae and Freddie Mac may need an injection of U.S. Treasury capital in the future. Accordingly, no assurance can be given that the Fed, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and MBS they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. The future of Fannie Mae and Freddie Mac is in question as the U.S. government is considering multiple options ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. The problems faced by Fannie Mae and Freddie Mac that resulted in their being placed into federal conservatorship and receiving significant U.S. government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Congress is currently considering several pieces of legislation that would reform Fannie Mae and Freddie Mac and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but could cause a Fund to lose money.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of the GSEs, mortgage-backed securities issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private mortgage-backed securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Managed Allocation Fund, and Government Securities Fund also may invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), interest only commercial mortgage-backed securities (CMBS IOs), and mortgage dollar rolls.
CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities, but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs also may be less marketable than other securities.
CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.
SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and also are less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.
In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.
In addition, the Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Managed Allocation Fund, and Government Securities Fund also may invest in (CMBSs) and (CMBS IOs).
Municipal Lease Obligations
The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Growth and Tax Strategy Fund, and Managed Allocation Fund may invest in municipal lease obligations, which are installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). Lease obligations do not constitute general obligations of a municipality for which the municipality’s taxing power is pledged, although a lease obligation is ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.
Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager  or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
Options on Futures Contracts
Each Fund (except the Treasury Money Market Trust) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches. In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.
Options on Securities and Securities Indexes
Each Fund  (except the Treasury Money Market Trust) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
A securities index assigns relative values to the securities included in the index, and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.
The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.
Periodic Auction Reset Bonds
The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Growth and Tax Strategy Fund, and Managed Allocation Fund may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.
Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

Preferred Stocks
Each Fund (except the Government Securities Fund and Treasury Money Market Trust) may invest in preferred stocks, which represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends, and in the event the company goes bankrupt, are paid off, before common stockholders. The Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.
Put Bonds
The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Growth and Tax Strategy Fund, Government Securities, and Managed Allocation Fund may invest in securities (including securities with variable interest rates), the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt securities”), that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earliest put date, even though stated maturity is longer. Under a Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.
Real Estate Investment Trusts (REITs)
Because each Fund (except the Government Securities Fund and Treasury Money Market Trust) may invest a portion of its assets in equity securities of REITs, these Funds also may be subject to certain risks associated with direct investments in real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, and increases in interest rates and other real estate capital market influences.
In addition, the Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, and Managed Allocation Fund may invest a portion of their assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. A shareholder in a Fund that invests in REITs will bear not only its proportionate share of the expenses of the Fund, but also will bear, indirectly, the management expenses of the underlying REITs.
Recent Market Conditions and Regulatory Developments
The financial crisis in the U.S. and global economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, and in the net asset values of many mutual funds, including each Fund. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. Conditions in the United States have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, as of the date of this SAI, interest rates in the United States are at or near historic lows, which may increase a Fund’s exposure to risks associated with rising interest rates.
In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country might adversely impact issuers in a different country. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. These conditions could negatively impact the value of a Fund’s investments.
The situation in the financial markets has resulted in calls for increased regulation. In particular, the Dodd-Frank Act has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers. The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (e.g., SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by market participants, including mutual funds. Instruments in which a Fund may invest, or the issuers of such instruments, may be negatively affected by the legislation and regulation, some, in ways that are still unforeseeable. Although many of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act is not yet certain.
In July 2014, the SEC adopted amendments to money market fund regulations (2014 Amendments). In general, the 2014 Amendments require money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The 2014 Amendments also require retail money market funds and permit government money market funds to impose liquidity fees and redemption gates during times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The Treasury Money Market Trust intends to qualify as a government money market fund, and as a government money market fund, the Treasury Money Market Trust will not impose liquidity fees or redemption gates. Although the Fund's Board of Trustees reserves the right to impose liquidity fees and redemption gates in the future.
The U.S. federal government and certain foreign central banks have taken actions to support financial markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Changes in government policies may exacerbate the markets’ difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money. In addition, political events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Repurchase Agreements
Each Fund may invest in repurchase agreements, which are collateralized by underlying securities. The Treasury Money Market Trust may invest in repurchase agreements that are collateralized by cash items or obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.
Section 4(a)(2) Commercial Paper and Rule 144A Securities
Each Fund (except the Treasury Money Market Trust) may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(a)(2) Commercial Paper). Section 4(a)(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(a)(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(a)(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.
Each Fund (except the Treasury Money Market Trust) also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

However, investing in Rule 144A securities and Section 4(a)(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Securities of Other Investment Companies
Each Fund may invest in securities issued by other investment companies that qualify as “money market funds” under applicable SEC rules. Any such investment would be made in accordance with the Fund’s investment policies and applicable law. In addition, each Fund (except the Treasury Money Market Trust) may invest in securities issued by other non-money market investment companies (including exchange-traded funds (ETFs)). As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder. The Funds also may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such instruments at the investment company level may be reduced by the operating expenses and fees of such investment companies, including advisory fees.
Senior Securities
Pursuant to the investment restrictions that have been adopted by the Trust for each Fund, each Fund may not issue senior securities, except as permitted under the 1940 Act. “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. In addition, each Fund also may borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets.
Separate Trading of Registered Interest and Principal of Securities (STRIPS)
The Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Managed Allocation Fund, Government Securities Fund, and Treasury Money Market Trust may invest in STRIPS, which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.
Short-Term Instruments
When a Fund experiences large cash inflows through the sale of securities and desirable equity securities that are consistent with the Fund’s investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody’s or, if unrated, of comparable quality in the opinion of the Manager or the applicable subadviser(s); (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time a Fund invests in commercial paper, bank obligations, or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s, or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s (see Appendix A). If no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager or the applicable subadviser(s).

Swap Arrangements
Each Fund  (except the Treasury Money Market Trust) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indexes, including purchase of caps, floors and collars as described below. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts.
In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indexes. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.
Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations. Collateral is treated as illiquid.
Swap agreements historically have been individually negotiated and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.
These swap arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund’s portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange-traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
A Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager  or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager  or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, and Managed Allocation Fund may enter into credit default swap (CDS) contracts for investment purposes. These Funds also may invest in credit default swap indexes, which are portfolios of credit default swaps with similar characteristics. If a Fund is a seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. As the seller, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, and Managed Allocation Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case a Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to a Fund in the event of a default. As the buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated. Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect a Fund’s ability to enter into certain swaps in the over-the-counter market (and requires that certain of such instruments be exchange-traded and centrally cleared). Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps. These changes under the Dodd-Frank Act may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.
Synthetic Instruments
The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Growth and Tax Strategy Fund, and Managed Allocation Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond ceases to be excludable from gross income for federal income tax purposes. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.
Taxable Municipal Bonds
The Government Securities Fund may invest in taxable municipal bonds (the interest on which is includable in gross income for federal income tax purposes). There are situations in which a governmental issuer will sell taxable municipal bonds because the federal government will not subsidize the financing of certain activities that do not provide a significant benefit to the general public. Taxable municipals offer yields more comparable to those of other taxable sectors, such as corporate bonds or bonds issued by U.S. governmental agencies, than to those of tax-exempt municipals. Usually, interest on a long-term bond is paid semiannually, while interest on short-term notes is paid at maturity.
Tax-Exempt Liquidity Protected Preferred Shares
Each Fund may invest in tax-exempt liquidity protected preferred shares (LPP shares) (or similar securities). LPP shares are issued by municipal bond funds (funds that principally invest in tax-exempt securities) and are generally designed to pay “exempt-interest dividends” (see Tax Considerations) that reset on or about every seven days in a remarketing process. Under this process, the holder of an LPP share generally may elect to tender the share or hold the share for the next dividend period by notifying the remarketing agent in connection with the remarketing for that dividend period. If the holder does not make an election, the holder will continue to hold the share for the subsequent dividend period at the applicable dividend rate determined in the remarketing process for that period. LPP shares possess an unconditional obligation from a liquidity provider (typically a high-quality bank) to purchase, at a price equal to the par amount of the LPP shares plus accrued dividends, all LPP shares that are subject to sale and not remarketed.
The applicable dividend rate for each dividend period typically will be the dividend rate per year that the remarketing agent determines to be the lowest rate that will enable it to remarket on behalf of the holders thereof the LPP shares in such remarketing and tendered to it on the remarketing date. If the remarketing agent is unable to remarket all LPP shares tendered to it and the liquidity provider is required to purchase the shares, the applicable dividend rate may be different. The maturity of LPP shares will be deemed to be the date on which the underlying principal amount may be recovered or the next dividend rate adjustment date consistent with applicable regulatory requirements. LPP shares generally are issued by registered and unregistered pooled investment vehicles that use the proceeds to purchase medium- and long-term investments to seek higher yields and for other purposes.
LPP shares are subject to certain risks, including the following: since mid-February 2008, existing markets for remarketed and auction preferred securities generally have become illiquid and many investors have not been able to sell their securities through the regular remarketing or auction process. Although LPP shares provide liquidity protection through the liquidity provider, it is uncertain, particularly in the near term, whether there will be a revival of investor interest in purchasing securities sold through remarketings. There is also no assurance that a liquidity provider will be able to fulfill its obligation to purchase LPP shares subject to sell orders in remarketings that are not otherwise purchased because of insufficient clearing bids. If there are insufficient clearing bids in a remarketing and the liquidity provider is unable to meet its obligations to purchase the shares, a Fund may not be able to sell some or all of the LPP shares it holds. In addition, there is no assurance that the issuer of the LPP shares will be able to renew the agreement with the liquidity provider when its term has expired or that it will be able to enter into a comparable agreement with another suitable liquidity provider if such event occurs or if the liquidity agreement between the issuer and the liquidity provider is otherwise terminated.
Because of the nature of the market for LPP shares, a Fund may receive less than the price it paid for the shares if it sells (assuming it is able to do so) them outside of a remarketing, especially during periods when remarketing does not attract sufficient clearing bids or liquidity in remarketings is impaired and/or when market interest rates are rising. Furthermore, there can be no assurance that a secondary market will exist for LPP shares or that a Fund will be able to sell the shares it holds outside of the remarketings conducted by the designated remarketing agent at any given time.
A rating agency could downgrade the ratings of LPP shares held by a Fund or securities issued by a liquidity provider, which could adversely affect the liquidity or value in the secondary market of the LPP shares. It is also possible that an issuer of LPP shares may not earn sufficient income from its investments to pay dividends on the LPP shares. In addition, it is possible that the value of the issuer’s investment portfolio will decline due to, among other things, increases in long-term interest rates, downgrades or defaults on investments it holds and other market events, which would reduce the assets available to meet its obligations to holders of its LPP shares. In this connection, many issuers of LPP shares invest in non-investment grade bonds, also known as “junk bonds”. These securities are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, non-investment grade bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of non-investment grade bonds are more likely to default on their payments of interest and principal owed and such defaults will reduce the value of the securities they issue. The prices of these lower rated obligations are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.
In addition, LPP shares are a relatively new type of investment, the terms of which may change in the future in response to regulatory or market developments. LPP shares currently are issued in reliance on guidance provided by the SEC and a notice (which all taxpayers may rely on for guidance) and a handful of private letter rulings (which may be relied on as precedent only by the taxpayer(s) to whom they are addressed) issued by the IRS. It is possible that the SEC and/or the IRS could issue new guidance or rules that supersede and nullify all or a portion of the current guidance, which could adversely impact the value and liquidity of a Fund’s investment in LPP shares, the tax treatment of investments in LPP shares, and/or the ability of the Funds to invest in LPP shares.
Tax-Exempt Securities
Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments nevertheless will be taxable to a Fund’s shareholders (other than shareholders of the Growth and Tax Strategy Fund) when distributed to them. See “Tax Considerations.”
The two principal classifications of tax-exempt securities are “general obligations” and “revenue” or “special tax” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.

Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. A Fund also may invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities, or municipal agencies include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.
The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s, S&P, Fitch, and Dominion represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager  or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund’s portfolio.
The value of tax-exempt securities can be affected by changes in the actual or perceived credit quality of the issuer, which can be affected by, among other things, the financial condition of the issuer, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the proposed project, and political or economic developments in the region where the instrument is issued. Local and national market forces – such as declines in real estate prices or general business activity – shifting demographics or political gridlock may result in decreasing tax bases, growing entitlement budgets, and increasing construction and/or maintenance costs and could reduce the ability of certain municipal issuers to repay their obligations. Those obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. These and other factors may adversely affect the value of a Fund’s investments.
Temporary Defensive Policy
Each Fund (except the Treasury Money Market Trust) may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper and other corporate debt obligations.
Treasury Inflation-Indexed Securities
Each Fund (except the Precious Metals and Minerals Fund, Emerging Markets Fund, World Growth Fund, and International Fund) may invest in treasury inflation-indexed securities (formerly known as “treasury inflation-protected securities” or “TIPS”), which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to take into account the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Fund holds TIPS, the Fund may earn less on the TIPS than it would on conventional Treasury bonds.
U.S. Government Obligations
Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises (GSEs). Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.
In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including GSEs) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Variable-Rate and Floating-Rate Securities
The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Moderate Fund, Cornerstone Moderately Aggressive Fund, Cornerstone Aggressive Fund, Cornerstone Equity Fund, Growth and Tax Strategy Fund, and the Government Securities Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.
Variable-Rate Demand Notes (VRDNs)
Each Fund (except the Precious Metals and Minerals Fund, Emerging Markets Fund, World Growth Fund, and International Fund) may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within a rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed SEC regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.
When-Issued and Delayed-Delivery Securities
Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis or for delayed draws on loans; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund receives a commitment fee for delayed draws on loans. A Fund may sell these securities before the settlement date if it is deemed advisable.
Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds’ portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities and delayed-draws loan commitments at the time of settlement, a Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities or for delayed draws on loans, a Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. A Fund may realize a capital gain or loss in connection with such transactions.
Zero Coupon Bonds
Each Fund (except the Precious Metals and Minerals Fund, Emerging Markets Fund, World Growth Fund, International Fund, and Treasury Money Market Trust) may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (“original issue discount”), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.
Investment Restrictions
The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of a Fund if more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.
Each Fund:
(1)    may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.
(2)    may not (except for the Precious Metals and Minerals Fund) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
(3)    may not issue senior securities, except as permitted under the 1940 Act.
(4)    may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.
(5)    may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(6)    may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
(7)    may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.
With respect to each Fund’s concentration policies as described above, the Manager and Subadvisers, where applicable, may determine an “industry” by using various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

Additional Restriction
Each of the following funds has an investment policy that requires it to invest normally at least 80% of its assets in the type of security suggested by its name: Cornerstone Equity Fund has an investment policy that requires it to normally invest at least 80% of its assets in equity securities; Emerging Markets Fund invests at least 80% of its assets in equity securities of emerging market companies; Precious Metals and Minerals Fund invests at least 80% of its assets in equity securities of domestic and foreign companies principally engaged in the exploration, mining, or processing of gold and other precious metals and minerals, such as platinum, silver, and diamonds; Government Securities Fund invests at least 80% of its assets in government securities; and Treasury Money Market Trust invests at least 80% of its assets in U.S. Treasury bills, notes and bonds, and repurchase agreements collateralized by these instruments. To the extent required by SEC rules, each such policy may be changed only upon at least 60 days’ written notice to the applicable Fund’s shareholders.
Portfolio Transactions and Brokerage Commissions
The Manager or the applicable Subadviser, subject to the general control of the Board, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain “riskless principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.
The Fund will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers or the applicable Subadviser. The Board has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Fund, the Manager, or the applicable Subadviser are reasonable and fair. The Board has authorized the Manager or the applicable Subadviser for the Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.
The Board has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.
In the allocation of brokerage business used to purchase securities for the Fund, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser subject to obtaining the best overall terms available. Payment for such services also may be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third-party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed-income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager’s or the applicable Subadviser’s costs.
In return for such services, the Fund may pay to a broker a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Fund and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See The Trust’s Manager.
The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.
To the extent permitted by applicable law, and in all instances subject to the Fund’s policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund’s expenses. The Manager or the applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.
The Manager and the Subadvisers and their respective affiliates may advise, or have proprietary interests in, accounts with similar, dissimilar or the same investment objective as one or more of the Funds. Investment decisions are based on criteria relevant to each Fund or other account; portfolio management decisions and results of a Fund’s investments may differ from those of such other accounts. Securities of the same issuer will, from time to time, be purchased, held, or sold at the same time by one or more Funds and other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of one or more as well as the Manager or the applicable Subadviser’s other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. Trade orders submitted by one or more Funds and other investment accounts are not necessarily combined or “blocked” in all cases. Portfolio managers could purchase or sell securities for one Fund or account and not another Fund or account, or can take similar action for two Funds or accounts at different times, even if the Funds and accounts have the same investment objective and permissible investments. However, the Manager or applicable Subadviser may, when feasible and when consistent with the fair and equitable treatment of the Funds and other accounts and best execution obligations, aggregate and block orders of one or more Funds and other accounts for order entry and execution. In some cases, the ability of a Fund to participate in volume transactions will produce better executions and prices for the Fund. In other cases, however, this could have a detrimental effect on the price or value of the security or instrument as far as a Fund is concerned.
The Manager and the Subadvisers have established allocation policies and procedures applicable to the Funds and other investment accounts they manage to ensure allocations are appropriate given their respective clients’ differing investment objectives and other considerations. In cases where orders to purchase or sell securities are aggregated, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be equitable and consistent with its fiduciary obligations to all such customers, including the Fund(s). In some instances, this procedure may affect the price and size of the position obtainable for a Fund. Generally, when the amount of securities available is insufficient to satisfy the volume or price requirements for a participating Fund(s) and other accounts, the amount executed is distributed among participating Funds and other accounts based on methodologies and factors set forth in the procedures adopted by the Manager or the applicable Subadviser, which may include pro rata allocation based upon the relative sizes of the participating Funds and accounts, pro rata allocation based upon the relative sizes of the orders submitted, random allocations in certain circumstances, or allocations based on other factors, such as available cash, liquidity requirements, investment phase of the account (e.g., ramping up or taking gains/losses for tax purposes), and the specific objectives and constraints for each Fund or account, which could include, but are not limited to: risk tolerance; rating constraints; maturity constraints; issue size; yield; purchase price; existing exposure; minimum trade allocation; minimum position holding size; sector allocation limits; duration; strategy, and lot size.
Trade allocation policies and procedures may not always contemplate all facts and circumstances. In addition, such policies and procedures typically identify circumstances under which it is appropriate to deviate from the general allocation criteria and describe the alternative procedures. For example, adjustments may be made: (i) to eliminate de minimis positions or satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to reallocate in light of a participating account’s portfolio characteristics (e.g., based on factors such as those outlined above). Allocations are determined, documented and approved in accordance with procedures adopted by the Manager or applicable Subadviser.

The Trust pays no brokerage commissions for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.
During the fiscal year ended May 31, 2016, the following Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.
Regular Broker-Dealer	Value of Securities
Banc of America Securities, LLC
Growth and Tax Strategy	$1,263,000
Cornerstone Moderately Aggressive	$13,697,000
Treasury Money Market	$9,000,000
Cornerstone Moderate	$4,974,000
Cornerstone Aggressive	$1,516,000
Cornerstone Moderately Conservative	$535,000
Barclays Global Investors Services
International	$1,949,000
Credit Agricole Cacib NY
Government Securities	$2,722,000
Treasury Money Market	$25,000,000
Citigroup Global Markets Inc.
Cornerstone Moderate	$2,824,000
Cornerstone Aggressive	$871,000
Cornerstone Moderately Conservative	$331,000
Growth and Tax Strategy	$1,065,000
Goldman Sachs Group
Growth and Tax Strategy	$486,000
World Growth	$12,851,000
JP Morgan Securities, Inc.
Cornerstone Moderate	$4,745,000
Cornerstone Aggressive	$1,450,000
Cornerstone Moderately Conservative	$518,000
Growth and Tax Strategy	$1,917,000
Mizuho Securities USA Inc.
International	$5,406,000
Morgan Stanley
Growth and Tax Strategy	$357,000
State Street Bank & Trust
Growth and Tax Strategy	$226,000
World Growth	$22,471,000
Brokerage Commissions
During the last three fiscal years ended May 31, the Funds paid the following aggregate brokerage fees:

Fund	2016	2015	2014
Growth and Tax Strategy	$6,207(a)	$5,272	$3,296
Cornerstone Moderate Conservative	$47,779(a)	$34,290	$49,836
Cornerstone Moderate	$303,814(b)	$268,411	$489,062
Cornerstone Moderately Aggressive	$961,066(b)	$866,718	$1,394,011
Cornerstone Aggressive	$86,118(a)	$58,003	$82,420
Precious Metals and Minerals	$526,522(a)	$321,395	$481,835
Emerging Markets	$1,558,295(b)	$1,997,243	$2,154,863
International	$3,089,940(a)	$1,407,559	$1,063,844
World Growth	$122,520(b)	$145,162	$182,827
Managed Allocation	$565,447(a)	$191,200	$396,833
(a)	Reflects increased trading activity due to subadvisers and asset allocation strategies.
(b)	A decrease in portfolio transactions resulted in a decrease in brokerage fees.
The Manager or the applicable Subadviser directed a portion of the Fund’s brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended May 31, 2016, such brokerage transactions and related commissions and/or fixed price public offering underwriting concessions amounted to the following:
Fund	Commissions/Underwriting Concessions	Transaction Amounts
Cornerstone Moderately Conservative	$1,971	$19,327,261
Cornerstone Moderately Aggressive	$31,308	$301,212,688
Cornerstone Aggressive	$3,950	$40,010,413
Cornerstone Moderate	$12,613	$124,607,247
Emerging Markets	$629,443	$443,840,422
International	$404,955	$1,109,722,227
World Growth	$30,627	$202,600,686
Managed Allocation	$4,085	$100,375,790
Precious Metal and Minerals	$10,525	$32,855,331
Portfolio Turnover Rates
The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund’s (other than the Treasury Money Market Trust’s) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s).
The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.
For the last two fiscal years ended May 31, the Funds’ portfolio turnover rates were as follows:

Fund	2016	2015
Growth and Tax Strategy	10%	9%
Cornerstone Moderate	70%(b)	44%
Cornerstone Moderately Aggressive	87%(c)	62%
Cornerstone Conservative	43%(b)	5%
Cornerstone Moderately Conservative	70%(d)	37%
Cornerstone Aggressive	81%(b)	46%
Cornerstone Equity	15%	8%
Precious Metals and Minerals	17%	8%
Emerging Markets	47%	46%
International	62%(c)	17%
World Growth	10%	9%
Government Securities	14%	15%
Managed Allocation	90%(a)	35%
(a)	Reflects increased trading activity due to large shareholder redemptions.
(b)	Reflects increased trading activity due to asset allocation strategies.
(c)	Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.
(d)	Reflects overall increase in purchases and sales of securities.
Fund History and Description of Shares
The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Fifty-four such portfolios have been established, fourteen of which are described in this SAI.
The Funds are series of the Trust and are diversified, except the Precious Metals and Minerals Fund which is classified as non-diversified. The Funds formerly were series of USAA Investment Trust, a Massachusetts Business Trust, which began offering shares of the Cornerstone Moderately Aggressive Fund (formerly Cornerstone Strategy Fund) and Precious Metals and Minerals Fund (formerly Gold Fund); on August 15, 1984, the Cornerstone Moderate Fund (formerly Balanced Strategy Fund) on September 1, 1995; the International Fund on July 11, 1988; the Growth and Tax Strategy Fund on January 11, 1989, the Government Securities Fund (formerly GNMA Trust) and Treasury Money Market Trust on February 1, 1991, the World Growth Fund on October 1, 1992, the Emerging Markets Fund on November 7, 1994; and were all reorganized into the Trust in August 2006. The Managed Allocation Fund began offering shares on February 1, 2010. The Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund each began offering shares on June 8, 2012.
The World Growth Fund, Precious Metals and Minerals Fund, Emerging Markets Fund, and International Fund each offer three classes of shares: Fund Shares, Institutional Shares, and Adviser Shares. Each other Fund offers a single class of shares. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund consists of a separate share class of that Fund and is not a separate mutual fund. The Fund Shares currently are available for investment through a USAA member account with the Manager, USAA Brokerage Services, or certain other financial intermediaries the Fund may approve from time to time. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, USAA Funds participating in a fund-of-funds investment strategy as well as other persons or legal entities that the Fund may approve from time to time. The Institutional Shares were established on November 13, 2007, and commenced offering on August 1, 2008. The World Growth Fund and Government Securities Fund commenced offering Institutional Shares on August 7, 2015. The Adviser Shares were established on April 9, 2010, and commenced offering on August 1, 2010. Shares of each class of a Fund represent identical interests in that Fund’s investment portfolio and have the same rights, privileges and preferences. However, each class may differ with respect to expenses allocable to that class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. Shares of each Fund are entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. Due to the different expenses of each class, however, dividends and liquidation proceeds on Fund Shares, Institutional Shares, and Adviser Shares will differ. The different expenses applicable to each class of shares of a Fund also will affect the performance of each class.
Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated solely to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds’ relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.
Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board and generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the Multiple Class Plan Pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends and liquidation proceeds on the different classes of shares will differ.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.
Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. The Fund's conversion rights are as follows:
Converting from Institutional Shares into Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of a Fund (e.g., you terminate participation in a USAA discretionary managed account program), we may convert your Institutional Shares of the Fund into Fund Shares. The Fund will notify you before any mandatory conversion into Fund Shares occurs.
Converting from Adviser Shares into Fund Shares: If you hold Adviser Shares of a Fund through an account maintained with another financial institution and subsequently transfer your shares into an account established with the Fund’s transfer agent or into your USAA brokerage account, we may convert your Adviser Shares of the Fund into Fund Shares.
Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of a Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a nontaxable event.

Tax Considerations
Taxation of the Funds
Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (RIC) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the Code). If a Fund so qualifies it will not be liable for federal income tax on its net investment income and net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies (“90% test”); (2)  distribute at least 90% of its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) for the taxable year (“distribution requirement”); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year.
If a Fund failed to qualify for RIC treatment for any taxable year -- either (1) by failing to satisfy the distribution requirement, even if it satisfied the 90% test and those diversification requirements (Other Qualification Requirements), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as dividends to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (as described in each Fund’s prospectus) (QDI) and thus subject to federal income tax at the rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
The Code imposes a nondeductible 4% excise tax (Excise Tax) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the year, (2) 98.2% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior undistributed income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as “qualifying income” under the 90% test. The tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income (earned directly or indirectly) from such investments is such “qualifying income.”
Some futures contracts, foreign currency contracts, and in “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) but not including any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement in which a Fund invests may be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.
Section 988 of the Code also may apply to forward currency contracts and options and futures contracts on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.
Section 1092 of the Code (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward contract, foreign currency, or hedged investment to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax and Excise Tax.
Certain Funds may invest in the stock of “passive foreign investment companies” (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the reduced maximum federal income tax rates on non-corporate shareholders QDI described in the Funds’ prospectuses.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (QEF), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the distribution requirement and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.
Each Fund may elect to “mark to market” any stock in a PFIC it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the distribution requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should note that a Fund’s determination whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund invests therein. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.
For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (OID) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as earned by a Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirement. Accrued OID with respect to tax-exempt obligations a Fund may acquire generally will be excluded from its taxable income, although that OID will be included in its gross income for purposes of the 90% test and will be added to its adjusted basis in those obligations for purposes of determining gain or loss on sale or at maturity. Generally, the accrual of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest. Because each Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid) and net tax-exempt income, including any accrued taxable and tax-exempt OID, to satisfy the distribution requirement and (except with respect to tax-exempt OID) to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If a Fund purchases a debt security on a secondary market at a price lower than its stated redemption price, the excess of the stated redemption price over the purchase price is “market discount.” Generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.
A Fund also may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. The premium on tax-exempt securities must be amortized to the maturity date, but no deduction is allowed for the premium amortization. For taxable securities, the premium may be amortized if a Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method. The amortized bond premium on a security will reduce a Fund’s adjusted tax basis in the security.
Although income from direct investments in commodities and certain types of derivative contracts regarding commodities, such as certain swaps on commodity indices, is not “qualifying income” for purposes of the 90% test, the IRS issued a large number of private letter rulings (PLRs) (which the Funds may not cite as precedent) beginning in 2006 that income a RIC derives from certain “structured notes that create a commodity exposure” (so-called “commodity-linked notes”) do constitute qualifying income. However, the IRS suspended the issuance of those rulings in July 2011 pending its re-examination of the policies underlying them, which was still ongoing at the date hereof. There can be no assurance that the IRS will resume issuing those PLRs or that there will not be changes in tax or other federal law that might adversely affect the Funds’ ability to invest in commodity-linked notes. If a Fund invests in those notes and the IRS changed its position expressed in the PLRs, the Fund may be unable to qualify as a RIC for one or more years.
The Cornerstone Conservative Fund and the Cornerstone Equity Fund (each, a Fund-of-Funds) each invests its assets primarily in shares of underlying USAA funds. Accordingly, a Fund-of-Fund’s income will consist of distributions from the underlying USAA funds and net gains, if any, realized from the disposition of shares of those funds. If an underlying USAA fund qualifies for treatment as a RIC − each has done so for its past taxable years and intends to continue to do so for its current and future taxable years − (1) dividends paid to a Fund-of-Funds from the underlying USAA fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund-of-Funds as ordinary income to the extent of the underlying USAA fund’s earnings and profits and (2) distributions paid to a Fund-of-Funds from the underlying USAA fund’s net capital gain will be taxable to the Fund-of-Funds as long-term capital gains, regardless of how long the Fund-of-Funds has held the underlying USAA fund’s shares. (As noted in the Fund-of-Funds’ prospectus, a Fund-of-Funds will be able to avoid having to pay entity-level income tax on those distributions by distributing the amount thereof to its shareholders.) If a Fund-of-Funds purchases shares of an underlying USAA fund within 30 days before or after redeeming other shares of that fund at a loss (whether pursuant to a rebalancing of the Fund-of-Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund-of-Funds and instead will increase its basis in the newly purchased shares.
References herein to a Fund’s investments and the federal income tax consequences thereof to the Fund should be read to include reference to investments of and those consequences to the underlying USAA funds.
Taxation of the Shareholders
Shareholders of all Funds. Distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December that are payable to shareholders of record in such a month are deemed to have been received on December 31, if the Fund pays the distributions during the following January.
Any gain or loss a shareholder realizes on the redemption or exchange of shares of a Fund, or on receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any such gain an individual shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned in each Fund’s prospectus. Any loss realized on a redemption or exchange of Fund Shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares, except as noted below with respect to the Growth and Tax Strategy Fund.
If a Fund's distributions in a taxable year exceed its current and accumulated earnings and profits -- a Fund's capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits, even if such carryovers offset current year realized gains -- the excess distributed to each shareholder will be treated as a “return of capital” to the extent of the shareholder’s basis in its shares and thereafter as capital gain. A return of capital distribution is not taxable, but it reduces a shareholder's basis in its shares and thus results in a higher capital gain or lower capital loss when the shares are redeemed. Distributions in excess of a Fund's distribution requirement, but not in excess of its earnings and profits, will be taxable to its shareholders and will not constitute non-taxable returns of capital.
If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to (“in lieu of”) any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be QDI, distributions to the Fund's shareholders of such “in lieu of” payments will not be treated as such and instead will be taxed at the shareholders’ marginal federal income tax rates.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRS the basis information for shares purchased after December 31, 2011, (Covered Shares) that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, each Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.
Shareholders of Growth and Tax Strategy Fund (in this sub-section, the Fund). At least 50% of the value of the Fund’s total assets must consist of obligations the interest on which is excludable from gross income pursuant to section 103(a) of the Code in order for it to be entitled to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends paid by the Fund are excludable from a shareholder’s gross income for federal income tax purposes, although the amount of those dividends must be reported on the recipient’s federal income tax return. The Fund intends to continue to satisfy that requirement.
If a shareholder of the Fund redeems or exchanges shares held for six months or less at a loss and received an exempt-interest dividend with respect to the shares, the loss will be disallowed to the extent of such exempt-interest dividend. Shareholders who are recipients of Social Security or railroad retirements benefits should be aware that exempt-interest dividends received from the Fund are includible in their “modified adjusted gross income” for purposes of determining the amount of those benefits, if any, that are required to be included in their gross income.
To the extent the Fund generates taxable income, the portion of any dividend it pays that is attributable to that income will be taxable to its shareholders as ordinary income to the extent of its earnings and profits (and may qualify for the 15% and 20% maximum federal income tax rates on QDI applicable to individual shareholders), and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if the Fund realizes net capital gain as a result of market transactions, any distributions of the gain will be taxable to its individual shareholders.
All distributions of investment income during a year will have the same percentage designated as tax-exempt. This method is called the “average annual method.” Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.
The Fund may invest in private activity bonds (PABs). Except as noted in the following sentence, (1) interest on certain PABs is a tax preference item for purposes of the federal alternative minimum tax (AMT) − which is a supplemental tax designed to ensure that all taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items) − although that interest continues to be excludable from federal gross income, and (2) for corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) (which includes all tax-exempt interest, regardless of whether it is attributable to PABs) exceed alternative minimum taxable income before the ACE adjustment. Pursuant to the American Recovery and Reinvestment Act of 2009, bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs − and the interest thereon thus will not be a tax preference item − and the interest on those bonds will not be included in a corporation’s ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.
Interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from federal income tax. For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.
Opinions relating to the validity of the tax-exempt securities purchased for the Fund and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager’s nor the Fund’s counsel makes any review of the basis for such opinions.

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are a resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities.
*        *        *        *        *
The foregoing discussion of certain federal tax considerations affecting each Fund and its shareholders is only a summary and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
Trustees and Officers of the Trust
The Board consists of seven Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Funds’ business and for assuring that the Funds are managed in the best interests of each Fund’s respective shareholders. The Board periodically reviews the Funds’ investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds’ service providers, including AMCO and its affiliates.
Board Leadership Structure
The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the Independent Trustees) and one Trustee who is an “interested person” of the Funds (Interested Trustee). In addition, the Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds’ management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the number of Funds offered by the Trust and the amount of assets that these Funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustee provides the Board with the Manager’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Oversight of Risk Management
As series of a registered investment company, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ external auditors and periodic presentations from USAA Operational Risk Management.

The Board also participates in the Funds’ risk oversight, in part, through the Funds’ compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance and market timing. The Board also receives periodic updates regarding cyber security matters. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds’ chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.
AMCO seeks to identify for the Board the risks that it believes may affect the Funds and develop processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.
Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and which oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.
Trustee Qualifications
The Board believes that all of the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for AMCO management and, ultimately, the Funds’ shareholders.
Set forth below are the Independent Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board.
Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds Overseen or to Be Overseen by Trustee	Other Directorships Held
Independent Trustees
Robert L. Mason, Ph.D. (July 1946)	Trustee and Chairman	Trustee since January 1997 and Chair since January 2012	Institute Analyst, Southwest Research Institute (03/02-01/16), which focuses in the fields of technological research. He was employed at Southwest Research Institute for 40 years. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 19 years’ experience as a Board member of the USAA family of funds.	54	None

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds Overseen or to Be Overseen by Trustee	Other Directorships Held
Jefferson C. Boyce (September 1957)	Trustee	Trustee since September 2013	Senior Managing Director, New York Life Investments, LLC (1992-2012), an investment manager. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as three years’ experience as a Board member of the USAA family of funds.	54	Westhab, Inc.
Dawn M. Hawley (February 1954)	Trustee	Trustee since April 2014	Manager of Finance, Menil Foundation, Inc. (05/07-06/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (10/87-01/06). Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over two years of experience as a Board Member of the USAA family of funds.	54	None
Paul L. McNamara (July 1948)	Trustee	Trustee since January 2012	Director, Cantor Opportunistic Alternatives Fund, LLC (03/10-02/14), which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC, an independent U.S. investment management firm, as an Executive Member on 09/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as four years’ experience as Board member of the USAA family of funds. Paul L. McNamara is of no relation to Daniel S. McNamara.	54	None

Name, Address* and Date of Birth	Position(s) Held with Funds	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds Overseen or to Be Overseen by Trustee	Other Directorships Held
Barbara B. Ostdiek Ph.D. (March 1964)	Trustee	Trustee since January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (07/02-06/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over eight years’ experience as a Board member of the USAA family of funds.	54	None
Michael F. Reimherr (August 1945)	Trustee	Trustee since January 2000	President of Reimherr Business Consulting (05/95-present), which performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 16 years’ experience as a Board member of the USAA family of funds.	54	None
*	The address for each Independent Trustee is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.
**	Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee either reaches age 72 or has served 20 years, and the Interested Trustee may serve as a Trustee until the Trustee either reaches age 65 or has served 20 years. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.
Trustees and officers of the Trust who are employees of the Manager or affiliated companies are considered “interested persons” under the 1940 Act.

Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Total Number of USAA Funds Overseen by Officer	Other Directorships Held
Interested Trustee
Daniel S. McNamara (June 1966)	Trustee, President, and Vice Chairman	Trustee since December 2009, President, and Vice Chairman since January 2012	President of Financial Advice & Solutions Group (FASG), USAA (02/13-present); Director of USAA Asset Management Company(AMCO), (12/11-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President, IMCO (10/09-04/14); President, AMCO (12/11-4/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); Director of FPS (12/13-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); Director of USAA Financial Advisors, Inc. (FAI) (12/13-present); President, AMCO (12/11-04/13); President and Director of FAI and FPS (10/09-04/11). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.	54	None
Interested Officers
R. Matthew Freund (July 1963)	Vice President	April 2010	Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11).	54	None
John P. Toohey (March 1968)	Vice President	June 2009	Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).	54	None
James G. Whetzel (February 1978)	Secretary	June 2013	Vice President, (FASG) General Counsel, USAA (12/15-present); Assistant Vice President, FASG General Counsel, USAA (10/13-12/15); Executive Director, FASG General Counsel, USAA (10/12-10/13); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (04/10-06/13); Director, FPS (03/15-01/16). Mr. Whetzel also serves as Secretary of IMCO, AMCO, SAS, and ICORP.	54	None
Daniel J. Mavico (June 1977)	Assistant Secretary	June 2013	Assistant Vice President, Lead Securities Attorney, FASG General Counsel, USAA (11/14-present); Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-11/14); Attorney, FASG General Counsel (04/10-04/13). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.	54	None

Name, Address* and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Total Number of USAA Funds Overseen by Officer	Other Directorships Held
Roberto Galindo, Jr. (November 1960)	Treasurer	February 2008	Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).	54	None
James K. De Vries (April 1969)	Assistant Treasurer	December 2013	Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12).	54	None
Stephanie Higby (July 1974)	Chief Compliance Officer	February 2013	Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby serves as the Funds’ anti-money laundering compliance officer.	54	None
*	The address of the Interested Trustee and each officer is USAA Asset Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.
Committees of the Board
The Board typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds’ most recent fiscal year ended May 31, 2016, the Board held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has five committees: an Executive Committee, an Audit and Compliance Committee, a Product Management and Distribution Committee, a Corporate Governance Committee, and an Investments Committee. The duties of these five Committees and their membership are as follows:
Executive Committee: Between the meetings of the Board and while the Board is not in session, the Executive Committee of the Board has all the powers and may exercise all the duties of the Board in the management of the business of the Trust which may be delegated to it by the Board. Interested Trustee D. McNamara and Independent Trustee Mason are members of the Executive Committee. During the Funds’ most recent fiscal year ended May 31, 2016, the Executive Committee held no meetings.
Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee has responsibility for the review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, as well as responsibility for certain additional compliance matters. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Audit and Compliance Committee. During the Funds’ most recent fiscal year ended May 31, 2016, the Audit and Compliance Committee held four meeting.
Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Funds offered by the Trust and the respective investment objectives and policies, as well as selection of subadvisers; oversees the distribution and marketing of such Funds; and assists the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Funds, including payments made by the Funds pursuant to the Trust’s 12b-1 Plan. Interested Trustee D. McNamara and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Product Management and Distribution Committee. During the Funds’ most recent fiscal year ended May 31, 2016, the Product Management and Distribution Committee held five meeting.
Corporate Governance Committee: The purpose and function of the Corporate Governance Committee includes the consideration of Board candidates recommended by shareholders. Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Corporate Governance Committee. During the Funds’ most recent fiscal year ended May 31, 2016, the Corporate Governance Committee held four meetings.

Investments Committee: The Investments Committee assists the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by AMCO and/or the investment subadvisers for the Funds; the performance and portfolio composition of the Funds; and the valuation and liquidity of each Fund’s assets. In addition, the Investments Committee coordinates the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. Interested Trustee D. McNamara, and Independent Trustees Boyce, Hawley, Mason, P. McNamara, Ostdiek, and Reimherr are members of the Investments Committee. During the Funds’ most recent fiscal year ended May 31, 2016, the Investments Committee held four meetings.
In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individual is an executive officer of the Manager: Brooks Englehardt, President. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.
The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2015.
	Cornerstone Conservative Fund	Cornerstone Moderately Conservative Fund	Cornerstone Moderate Fund	Cornerstone Moderately Aggressive Fund
Interested Trustee
Daniel S. McNamara	None	None	None	None
Independent Trustees
Robert L. Mason, Ph.D.	None	None	None	$50,001 -$100,000
Jefferson C. Boyce	None	None	None	None
Dawn M. Hawley	None	None	None	None
Paul L. McNamara	None	None	$1 - $10,000	None
Barbara B. Ostdiek, Ph.D.	None	None	None	None
Michael F. Reimherr	None	None	None	None

	Cornerstone Aggressive Fund	Cornerstone Equity Fund	Precious Metals and Minerals Fund	International Fund
Interested Trustee
Daniel S. McNamara	None	None	None	$1 - $10,000
Independent Trustees
Robert L. Mason, Ph.D.	None	None	None	None
Jefferson C. Boyce	None	None	None	None
Dawn M. Hawley	None	None	None	None
Paul L. McNamara	None	None	$0-$10,000	$10,001 - $50,000
Barbara B. Ostdiek, Ph.D.	None	None	None	None
Michael F. Reimherr	$1 - $10,000	None	$1 - $10,000	$1 - $10,000

	Emerging Markets Fund	World Growth Fund	Growth and Tax Strategy Fund	Government Securities Fund
Interested Trustee
Daniel S. McNamara	None	None	None	None
Independent Trustees
Robert L. Mason, Ph.D.	None	None	None	None
Jefferson C. Boyce	None	None	None	None
Dawn M. Hawley	None	$10,001 - $50,000	$50,001 - $100,000	None
Paul L. McNamara	$0 - $10,000	None	None	$10,001 - $50,000
Barbara B. Ostdiek, Ph.D.	None	$1 - $10,000	None	None
Michael F. Reimherr	$1 - $10,000	None	None	None

	Treasury Money Market Trust	Managed Allocation Fund	USAA Family of Funds Total
Interested Trustee
Daniel S. McNamara	None	None	Over $100,000
Independent Trustees
Robert L. Mason, Ph.D.	None	None	Over $100,000
Jefferson C. Boyce	None	None	$50,000-$100,000
Dawn M. Hawley	None	None	Over $100,000
Paul L. McNamara	None	None	Over $100,000
Barbara B. Ostdiek, Ph.D.	None	None	$10,000-$50,000
Michael F. Reimherr	None	None	Over $100,000
The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended May 31, 2016.
Name of Trustee	Aggregate Compensation from Funds Listed in this SAI	Total Compensation from the USAA Family of Funds (b)
Interested Trustee
Daniel S. McNamara	None (a)	None (a)
Independent Trustee
Robert L. Mason, Ph.D.	$65,108	$249,280
Jefferson C. Boyce	$58,950	$225,680
Dawn Hawley	$56,234	$215,280
Paul L. McNamara	$56,234	$215,280
Barbara B. Ostdiek, Ph.D.	$59,261	$226,880
Michael F. Reimherr	$58,950	$225,680
(a)	Daniel S. McNamara is affiliated with the Trust’s investment adviser, AMCO, and, accordingly, receives no remuneration from the Trust or any other fund of the USAA Fund Complex.
(b)	At May 31, 2016, the Fund Complex consisted of one registered investment company offering 54 individual funds.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.
As of August 31, 2016, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Trust.

Control Persons
As of August 31, 2016, there were no control persons of the Funds.
Principal Shareholders
As of August 31, 2016, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated:
Title of Class	Name of Address of	Percent of Class	Nature of Ownership[1]
Cornerstone Moderate Fund	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	14.56%	Record/Beneficial
Cornerstone Moderately Conservative Fund	United Services Automobile Association 9800 Fredericksburg Road San Antonio, Texas 78288	9.63%	Record/Beneficial
Cornerstone Moderately Conservative Fund	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	28.29%	Record/Beneficial
Cornerstone Aggressive Fund	United Services Automobile Association 9800 Fredericksburg Road San Antonio, Texas 78288	9.38%	Record/Beneficial
Cornerstone Aggressive Fund	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	31.82%	Record/Beneficial
Managed Allocation Fund	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	98.93%	Record/Beneficial
Precious Metals and Minerals Fund	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	26.64%	Record/Beneficial
Cornerstone Moderately Aggressive Fund	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	12.00%	Record/Beneficial
International Fund	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	29.23%	Record/Beneficial
Growth and Tax Strategy Fund	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	25.25%	Record/Beneficial
World Growth Fund	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	25.32%	Record/Beneficial
Emerging Markets Fund	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	29.11%	Record/Beneficial
Government Securities Fund	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	20.70%	Record/Beneficial

Title of Class	Name of Address of	Percent of Class	Nature of Ownership[1]
Treasury Money Market Trust	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	74.27%	Record/Beneficial
Treasury Money Market Trust	Mac & Co A/C 684254 PO Box 3198, 525 William Penn Place Pittsburgh, Pennsylvania 15230	9.96%	Record/Beneficial
Cornerstone Conservative Fund	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	33.01%	Record/Beneficial
Cornerstone Equity Fund	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	39.04%	Record/Beneficial
Precious Metals and Minerals Fund Institutional Shares	USAA Target Retirement 2040 Fund 9800 Fredericksburg Road San Antonio, Texas 78288	26.13%	Record/Beneficial
Precious Metals and Minerals Fund Institutional Shares	USAA Target Retirement 2030 Fund 9800 Fredericksburg Road San Antonio, Texas 78288	28.05%	Record/Beneficial
Precious Metals and Minerals Fund Institutional Shares	USAA Target Retirement 2050 Fund 9800 Fredericksburg Road San Antonio, Texas 78288	9.48%	Record/Beneficial
Precious Metals and Minerals Fund Shares	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	26.64%	Record/Beneficial
International Fund Institutional Shares	USAA Target Retirement 2040 Fund 9800 Fredericksburg Road San Antonio, Texas 78288	10.70%	Record/Beneficial
International Fund Institutional Shares	USAA Target Retirement 2030 Fund 9800 Fredericksburg Road San Antonio, Texas 78288	8.00%	Record/Beneficial
International Fund Institutional Shares	USAA Target Retirement 2050 Fund 9800 Fredericksburg Road San Antonio, Texas 78288	5.88%	Record/Beneficial
International Fund Institutional Shares	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	48.88%	Record/Beneficial
International Fund Institutional Shares	Mac & Co A/C 684249 PO Box 3198, 525 William Penn Place Pittsburgh, Pennsylvania 15230	20.64%	Record/Beneficial
World Growth Fund Institutional Shares	USAA Target Retirement 2040 Fund 9800 Fredericksburg Road San Antonio, Texas 78288	87.67%	Record/Beneficial
World Growth Fund Institutional Shares	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	5.71%	Record/Beneficial

Title of Class	Name of Address of	Percent of Class	Nature of Ownership[1]
World Growth Fund Institutional Shares	TD Ameritrade FBO our Customers PO Box 2226 Omaha, NE 68103-2226	6.62%	Record/Beneficial
Emerging Markets Institutional Shares	USAA Target Retirement 2040 Fund 9800 Fredericksburg Road San Antonio, Texas 78288	5.96%	Record/Beneficial
Emerging Markets Institutional Shares	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	51.43%	Record/Beneficial
Emerging Markets Institutional Shares	Mac & Co A/C 684250 PO Box 3198, 525 William Penn Place Pittsburgh, Pennsylvania 15230	25.15%	Record/Beneficial
Government Securities Fund Institutional Shares	USAA Target Retirement 2030 Fund 9800 Fredericksburg Road San Antonio, Texas 78288	11.15%	Record/Beneficial
Government Securities Fund Institutional Shares	USAA Target Retirement 2020 Fund 9800 Fredericksburg Road San Antonio, Texas 78288	38.56%	Record/Beneficial
Government Securities Fund Institutional Shares	USAA Cornerstone Conservative Fund 9800 Fredericksburg Road San Antonio, Texas 78288	10.35%	Record/Beneficial
Government Securities Fund Institutional Shares	USAA Target Retirement Income 9800 Fredericksburg Road San Antonio, Texas 78288	39.62%	Record/Beneficial
Precious Metals and Minerals Fund Adviser Shares	Voya Retirement Ins and Annuity Co. One Orange Way Windsor, Connecticut 06095	78.33%	Record/Beneficial
Precious Metals and Minerals Fund Adviser Shares	United Services Automobile Association 9800 Fredericksburg Road San Antonio, Texas 78288	9.03%	Record/Beneficial
Precious Metals and Minerals Fund Adviser Shares	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	6.68%	Record/Beneficial
International Fund Adviser Shares	United Services Automobile Association 9800 Fredericksburg Road San Antonio, Texas 78288	99.16%	Record/Beneficial
World Growth Fund Adviser Shares	National Financial 499 Washington Blvd Jersey City, New Jersey 07310	42.23%	Record/Beneficial
World Growth Fund Adviser Shares	United Services Automobile Association 9800 Fredericksburg Road San Antonio, Texas 78288	52.09%	Record/Beneficial

Title of Class	Name of Address of	Percent of Class	Nature of Ownership[1]
Emerging Markets Fund Adviser Shares	United Services Automobile Association 9800 Fredericksburg Road San Antonio, Texas 78288	97.77%	Record/Beneficial
Government Securities Fund Adviser Shares	United Services Automobile Association 9800 Fredericksburg Road San Antonio, Texas 78288	95.57%	Record/Beneficial
[1]	“Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, i.e. “Jane Doe Shareholder.”
The Trust’s Manager
As described in each Fund’s prospectus, AMCO is the investment adviser for each Fund. AMCO, organized in August 2011, is a wholly owned indirect subsidiary of USAA, a large, diversified financial services institution.
In addition to managing the Trust’s assets, AMCO advises and manages the investments of USAA and its affiliated companies. As of August 31, 2016, total assets under management by AMCO were approximately $149 billion, of which approximately $60 billion were in mutual fund portfolios.
Advisory Agreement
The Manager provides investment management and advisory services to the Funds pursuant to an advisory agreement dated August 1, 2006 (Advisory Agreement). Under this Advisory Agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses.
For the services under this agreement, each Fund has agreed to pay the Manager a fee computed as described under Fund Management in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons also are employees of the Manager or its affiliates.
Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and periodic reports to prospective shareholders.
The Advisory Agreement will remain in effect until July 31, 2017, and will continue in effect from year to year thereafter for each such Fund as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board (on behalf of such Fund) and (ii) by vote of a majority of the Trustees who are not interested persons of AMCO or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without payment of any penalty, by either the Trust or the Manager on 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).
For the last three fiscal years ended May 31, total management fees (gross of any applicable waivers and/or reimbursements) were as follows:
Fund	2016	2015	2014
Growth and Tax Strategy Fund	$1,478,405	$1,226,296	$1,080,988
Cornerstone Moderately Conservative Fund	$980,522	$923,856	$648,071
Cornerstone Moderate Fund	$7,250,313	$8,005,356	$7,167,384
Cornerstone Moderately Aggressive Fund	$16,413,295	$18,773,133	$17,650,833
Cornerstone Aggressive Fund	$1,471,275	$1,300,661	$844,342

Fund	2016	2015	2014
Precious Metals and Minerals Fund Shares	$3,446,125	$4,638,082	$5,070,320
Precious Metals and Minerals Fund Institutional Shares	$601,339	$1,206,711	$1,773,313
Precious Metals and Minerals Fund Adviser Shares	$79,893	$112,792	$94,997
Emerging Markets Fund Shares	$3,784,376	$4,682,390	$4,345,110
Emerging Markets Fund Institutional Shares	$5,272,948	$6,656,813	$6,423,211
Emerging Markets Fund Adviser Shares	$37,393	$45,566	$44,278
International Fund Shares	$12,705,626	$13,737,735	$12,984,037
International Fund Institutional Shares	$12,374,449	$12,580,202	$11,728,353
International Fund Adviser Shares	$49,242	$54,383	$55,228
Government Securities Fund Shares	$681,769	$662,032	$558,959
Government Securities Fund Institutional Shares	$91,126	-	-
Government Securities Fund Adviser Shares	$6,345	$4,966	$4,209
Treasury Money Market Trust	$213,847	$152,756	$177,372
Managed Allocation Fund	$7,000,144	$7,793,335	$6,311,189
World Growth Fund Shares	$8,725,537	$8,944,379	$7,832,350
World Growth Fund Institutional Shares	$28,425	-	-
World Growth Fund Adviser Shares	$152,177	$184,371	$132,699
The management fees of each Fund (except the Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund, Managed Allocation Fund, and the Treasury Money Market Trust) are based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate of average daily net assets and (2) a performance adjustment that will be added to or subtracted from the base investment management fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund’s performance will be compared to the Lipper Indexes as listed below:
Fund	Lipper Index
Cornerstone Moderate Fund	Balanced Funds Index
Cornerstone Moderately Aggressive Fund	Lipper Index
Precious Metals and Minerals Fund	Precious Metals Equity Funds Index
Emerging Markets Fund	Emerging Markets Funds Index
Government Securities Fund	Intermediate U.S. Government Funds Index
Growth and Tax Strategy Fund	Composite Index
International Fund	International Funds Index
World Growth Fund	Global Funds Index
With respect to the Treasury Money Market Trust, the Cornerstone Moderately Conservative Fund, the Cornerstone Aggressive Fund, and the Managed Allocation Fund the management fee consists solely of the base investment management fee. AMCO does not receive any management fee for the Cornerstone Conservative Fund or the Cornerstone Equity Fund.
From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has agreed, through September 30, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the following Funds so that the total annual operating expenses of each Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed the following expense limitations:
Fund/Class	Expense Ratio After Reimbursement as a % of Average Net Assets (ANA)
Cornerstone Conservative Fund	0.10%
Cornerstone Moderately Conservative Fund	0.90%
Cornerstone Moderate Fund	1.00%
Cornerstone Aggressive Fund	1.10%
Cornerstone Equity Fund	0.10%
Emerging Markets Fund Adviser Shares	1.75%
International Fund Adviser Shares	1.35%
Government Securities Fund Adviser Shares	0.75%
World Growth Fund Institutional Shares	1.10%

This reimbursement arrangement may not be changed or terminated during this time period without approval of the Board and may be changed or terminated by the Manager at any time after September 30, 2017 .
In addition, the Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Treasury Money Market Trust’s expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at anytime.
As a result of the Funds' expense limitation, for the last three fiscal years ended May 31, the Manager reimbursed the Funds as follows:
Fund	2016	2015	2014
Cornerstone Conservative Fund	$74,381	$61,325	$85,626
Cornerstone Moderately Conservative Fund	$369,168	$270,250	$235,578
Cornerstone Moderate Fund	$1,701,057	$2,069,063	$2,167,555
Cornerstone Aggressive Fund	$737,194	$613,093	$422,471
Cornerstone Equity Fund	$107,584	$107,601	$107,268
Emerging Markets Fund Adviser Shares	$6,436	$7,343	-
International Fund Adviser Shares	$6,262	$5,181	-
Government Securities Fund Adviser Shares	$10,261	$12,973	-
Treasury Money Market Trust	$540,730	$560,567	$630,387
World Growth Fund Institutional Shares	$16,720	-	-
Computing the Performance Adjustment
For any month, the base investment management fee of each Fund will equal the Fund’s average daily net assets for that month multiplied by the annual base investment management fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of each Fund’s relevant index. The performance period for each Fund consists of the current month plus the previous 35 months.
The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:
Fixed Income Funds:
Government Securities Fund
Growth and Tax Strategy Fund

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets) [1]
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6

Equity Funds:
Cornerstone Moderate Fund
Cornerstone Moderately Aggressive Fund
Precious Metals and Minerals Fund
Emerging Markets Fund
International Fund
World Growth Fund

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets) [1]
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
[1]	Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point (.01%). Average daily net assets are calculated over a rolling 36-month period.
For example, assume that a fixed-income fund with average daily net assets of $900 million has a base investment management fee of 0.30 of 1% (30 basis points) of the fund’s average daily net assets. Also assume that the fund had average daily net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:
	Examples
	1	2	3	4	5	6
Fund Performance (a)	6.80%	5.30%	4.30%	-7.55%	-5.20%	-3.65%
Index Performance (a)	4.75%	5.15%	4.70%	-8.50%	-3.75%	-3.50%
Over/Under Performance (b)	205	15	-40	95	-145	-15
Annual Adjustment Rate (b)	6	-	-4	5	-6	-
Monthly Adjustment Rate (c)	0.00%	n/a	0.00%	0.00%	0.00%	n/a
Base Fee for Month	$221,918	$221,918	$221,918	$221,918	$221,918	$221,918
Performance Adjustment	41,650	-	-28,050	34,850	-41,650	-
Monthly Fee	$263,568	$221,918	$193,868	$256,768	$180,268	$221,918
(a)	Average annual performance over a 36-month period
(b)	In basis points 1/100th of a percent
(c)	Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage
Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base investment management fee is based upon the Fund’s performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective Lipper Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
Subadvisory Agreements
The Manager has entered into Subadvisory Agreements dated August 28, 2015, with Wellington Management Company LLP, (Wellington Management) and Lazard Asset Management (Lazard); October 16, 2012, with Victory Capital Management Inc. (Victory Capital); dated October 7, 2012, with Brandes Investment Partners, L.P. (Brandes); and August 1, 2006 with Massachusetts Financial Services Company (d/b/a MFS Investment Management (MFS)) and Northern Trust Investments, Inc. (NTI), under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund’s assets in accordance with that Fund’s investment objective(s), policies, and restrictions, subject to the general supervision of the Manager and the Board.
Each Subadvisory Agreement will remain in effect with respect to a Fund until July 31, 2017. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund) and (ii) by vote of a majority of the Trustees who are not interested persons of AMCO or (otherwise than as Trustees) of the Trust cast in person, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act) on 60 days’ written notice; by AMCO at any time; or by the applicable Subadviser on 90 days’ written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the Growth and Tax Strategy Fund, the Manager has entered into a Subadvisory Agreement with NTI. The Manager (not the Fund) pays NTI a fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund’s average daily net assets that NTI manages. NTI, located at 50 South LaSalle Street, Chicago, Illinois 60603, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.
Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of June 30, 2016, Northern Trust Corporation, through its subsidiaries, had assets under custody of $6.35 trillion and assets under investment management of $906.2 billion.
For the Emerging Markets Fund, the Manager has entered into Subadvisory Agreements with Lazard, Victory Capital, and Brandes. The Manager (not the Fund) pays Lazard a fee in the annual amount of 0.75% for assets up to $200 million; 0.70% for assets on the next $200 million; 0.65% for assets on the next $200 million; and 0.60% for assets over $600 million of the portion of the Fund’s average daily net assets that Lazard manages. Lazard is an indirect, wholly owned subsidiary of Lazard Ltd.
The Manager (not the Fund) pays Victory Capital a fee in the annual amount of 0.85% for assets up to $50 million; 0.75% for assets on the next $100 million; and 0.70% for assets over $150 million of the portion of the Fund's average daily net assets that Victory Capital manages. Through its investment franchise, Expedition Investment Partners, Victory Capital serves as a Subadviser to the Emerging Markets Fund. Victory Capital is an SEC-registered investment adviser that provides investment advice to primarily institutions and some individuals. Victory Capital is an indirect, wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with the remaining portion owned by Victory Capital employees in the aggregate and a limited number of outside investors.
The Manager (not the Fund) pays Brandes a fee in the annual amount of 0.75% for assets up to $300 million; 0.70% for assets on the next $300 million; and 0.60% for assets over $600 million of the portion of the Fund's average daily net assets that Brandes manages. Brandes is 100% beneficially owned by senior professionals of the firm.
For the International Fund, the Manager has entered into Subadvisory Agreements with Lazard, MFS, and Wellington Management.
The Manager (not the Fund) pays Lazard a fee in the annual amount of 0.50% for assets up to $200 million; 0.45% for assets on the next $150 million; 0.40% for assets on the next $350 million; and 0.37% for assets over $600 million of the portion of the Fund’s average daily net assets that Lazard manages. Lazard Asset Management LLC, is an indirect, wholly owned subsidiary of Lazard Ltd.
The Manager (not the Fund) pays MFS a fee in the annual amount of 0.33% on the first $2 billion, 0.30% on the next $1 billion, and 0.25% over $3 billion of the combined average daily net assets of the International Fund and the average daily net assets of the World Growth Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199.
The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.45% on the first $700 million, 0.425% on the amount above $700 million of the Fund’s average daily net assets that Wellington Management manages. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2016, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $936 billion in assets.
For the World Growth Fund, the Manager has entered into a Subadvisory Agreement with MFS. The Manager (not the Fund) pays MFS a fee in the annual amount of 0.33% on the first $2 billion, 0.30% on the next $1 billion, and 0.25% over $3 billion of the combined average daily net assets of the International Fund and the average daily net assets of the World Growth Fund.
Administration and Servicing Agreement
Under an Administration and Servicing Agreement effective August 1, 2001, AMCO is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Funds. AMCO generally will assist in all aspects of the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the

Board; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity (but not pay for printing or postage for such documents); respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.
For these services under the Administration and Servicing Agreement, the Trust has agreed to pay AMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average daily net assets for each Fund Share class (excluding the Cornerstone Conservative and Cornerstone Equity Funds and the Treasury Money Market Trust) and Adviser Share class. With respect to the Managed Allocation Fund the Trust has agreed to pay AMCO a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average daily net assets for the Fund. With respect to the Treasury Money Market Trust, the Trust has agreed to pay one-tenth of one percent (0.10%) of the average daily net assets for the Fund. The Trust currently pays no fees to AMCO with respect to the Cornerstone Conservative and Cornerstone Equity Funds. We also may delegate one or more of our responsibilities to others at our expense.
With respect to the Institutional Shares class of the World Growth Fund, Government Securities Fund, Emerging Markets, International Fund, and Precious Metals and Minerals Fund, for these services under the Administration and Servicing Agreement, the Trust has agreed to pay AMCO a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average daily net assets. We also may delegate one or more of our responsibilities to others at our expense.
For the last three fiscal years ended May 31, administration and servicing fees were as follows:
Fund	2016	2015	2014
Growth and Tax Strategy Fund	$435,079	$374,784	$300,833
Cornerstone Moderate Fund	$1,604,866	$1,675,916	$1,499,227
Cornerstone Moderately Aggressive Fund	$3,481,577	$3,754,627	$3,530,167
Cornerstone Moderately Conservative Fund	$294,157	$277,157	$194,421
Cornerstone Aggressive Fund	$308,077	$260,132	$168,868
Precious Metals and Minerals Fund Shares	$744,806	$1,018,709	$1,143,227
Precious Metals and Minerals Fund Institutional Shares	$90,697	$172,989	$245,274
Precious Metals and Minerals Fund Adviser Shares	$16,978	$23,675	$19,899
Emerging Markets Fund Shares	$591,659	$736,520	$695,383
Emerging Markets Fund Institutional Shares	$541,601	$686,927	$656,541
Emerging Markets Fund Adviser Shares	$5,885	$7,130	$7,001
International Fund Shares	$2,541,125	$2,747,547	$2,489,247
International Fund Institutional Shares	$1,649,927	$1,677,360	$1,532,585
International Fund Adviser Shares	$9,987	$10,923	$10,729
World Growth Fund Shares	$1,704,425	$1,718,861	$1,497,250
World Growth Fund Institutional Shares	$3,782	-	-
World Growth Fund Adviser Shares	$29,833	$35,824	$25,776
Government Securities Fund Shares	$643,953	$662,748	$726,637
Government Securities Fund Institutional Shares	$70,807	-	-
Government Securities Fund Adviser Shares	$7,614	$7,632	$7,685
Treasury Money Market Trust	$171,078	$122,205	$141,897
Managed Allocation Fund	$583,345	$649,445	$525,932
In addition to the services provided under the Funds’ Administration and Servicing Agreement, the Manager also provides certain tax, compliance, and legal services for the benefit of the Funds. The Board has approved the reimbursement for certain of these expenses incurred by the Manager. For the last three fiscal years ended May 31, the Funds reimbursed the Manager for compliance and legal services as follows:
Fund	2016	2015	2014
Growth and Tax Strategy	$7,769	$7,060	$5,500
Cornerstone Conservative	$3,658	$3,578	$2,334
Cornerstone Moderately Conservative	$5,236	$5,204	$3,525
Cornerstone Moderate	$28,446	$31,523	$27,281
Cornerstone Moderately Aggressive	$61,682	$70,634	$64,263

Fund	2016	2015	2014
Cornerstone Aggressive	$5,461	$4,890	$3,074
Cornerstone Equity	$2,481	$2,192	$1,305
Precious Metals and Minerals	$15,989	$24,124	$27,907
Emerging Markets	$24,903	$33,413	$30,723
International	$88,979	$99,090	$87,313
World Growth	$30,876	$32,963	$27,700
Government Securities	$13,497	$12,641	$13,386
Treasury Money Market	$4,633	$3,434	$3,906
Managed Allocation	$30,644	$36,663	$26,342
Codes of Ethics
The Funds’ Manager and the Subadvisers each have adopted an Investment Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board reviews the administration of the Investment Code of Ethics at least annually and receives certifications from the Manager and each Subadviser regarding compliance with their Code of Ethics annually.
While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Investment Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders’ interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades.
Copies of the Codes of Ethics for the Funds’ Manager as well as each Subadviser have been filed with the SEC and are available for public view.
Proxy Voting Policies and Procedures
The Board has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund’s securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained Institutional Shareholder Services, Inc. (ISS) formerly RiskMetrics Group to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS U.S. Proxy Voting Guidelines and ISS International Proxy Voting Guidelines (the ISS Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.
To avoid any improper influence on the Manager’s voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager’s Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS’s recommendations, the Manager may consider information from many sources, including the Funds’ portfolio manager, the Manager’s Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager’s Head of Equity Investments will then review ISS’s recommendations, and if he or she determines that it would be in the Funds’ best interests to vote the shares contrary to ISS’s recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds’ principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds’ principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS’s recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager’s Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager’s Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds’ Board of Trustees at the next regularly scheduled meeting of the Board. The Manager’s Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.
Copies of the Manager’s proxy voting policies and procedures are available without charge (i) by calling (800) 531-USAA (8722); (ii) at usaa.com; and (iii) on the SEC’s Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge at usaa.com; and (ii) on the SEC’s Website at http://www.sec.gov.
Distribution Services
Multiple Class Information
The Precious Metals and Minerals, Emerging Markets, International, World Growth, and Government Securities Funds are comprised of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment and eligibility requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and the application of performance fee adjustments. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Fund's assets, which do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Fees
The Emerging Markets Fund, Government Securities Fund, International Fund, Precious Metals and Minerals Fund, and World Growth Fund each has adopted a Distribution Plan pursuant to Rule 12b-1 (Rule 12b-1 Plan) under the 1940 Act, as amended, with respect to Adviser Shares. Under the Rule 12b-1 Plan, the Fund pays annual fees of 0.25% of the Fund’s average daily net assets attributable to the Adviser Shares to the distributor, or such other entities as the Fund’s Board may approve (the Payee), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of shares and/or providing services to shareholders of Adviser Shares. Under the Rule 12b-1 Plan such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Adviser Shares of the Fund and relating (among other things) to:
•    compensation to the Payee and its employees;
•    payment of the Payee’s expenses, including overhead and communication expenses;
•    compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Adviser Shares;
•    printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
•    the preparation and distribution of sales literature and advertising materials;
•    responding to inquiries from shareholders or their financial representatives requesting information regarding the USAA funds; and
•    responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The distributor pays all or a portion of such fees to financial intermediaries that make the Adviser Shares available for investment by their customers and the distributor may retain part of this fee as compensation for providing these services. If the fees received by the distributor under the Rule 12b-1 Plan exceed its expenses, the distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Adviser Shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund, the Adviser Shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Adviser Shares to investors.

Under the plan, the Adviser Share class of each Fund pays a fee at the annual rate of up to 0.25% of that class’s average net assets. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by an Adviser Share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan requires that IMCO provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Adviser Shares and the purposes for which such expenditures were made to the Trustees for their review.
Prior to approving the plan, the Trustees considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit each Fund, its Adviser Shares, and the shareholders of the Adviser Shares. Among other things, the Trustees noted that, to the extent the plan allows each Fund to sell Adviser Shares in markets to which it would not otherwise have access, the plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Manager, and would enhance each Fund competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.
The plan is renewable from year to year with respect to the Adviser Share class of each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Adviser Share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The plan is terminable with respect to any Fund’s Adviser Share class at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class.
For the fiscal year ended May 31, 2016, the Funds' paid distribution services fees for expenditures under Distribution and Shareholder Services Plan with respect to their Adviser Shares as follows:
Fund	Compensation to Dealers	Marketing, Advertising, Prospectus Delivery, Sales Personnel, IT Services, and Other Expenses of Distributor	Totals
Precious Metals and Minerals Fund Adviser Shares	$ 25,016	$ 3,280	$28,296
Emerging Markets Fund Adviser Shares	$ 236	$ 9,572	$9,808
International Fund Adviser Shares	$ 201	$ 16,443	$16,644
World Growth Fund Adviser Shares	$ 28,821	$ 20,901	$49,722
Government Securities Fund Adviser Shares	$ 561	$ 12,129	$12,690
Other Compensation to Financial Intermediaries
In addition to the compensation paid by the Funds for the distribution and servicing of Adviser Shares described above, the Manager or its affiliates, from time to time may make additional payments to financial intermediaries for the sale, distribution, and retention of shares of the Fund and for services to the shares of a Fund and its shareholders. These non-plan payments are intended to provide additional compensation to financial intermediaries for various services and may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees for, among other things, account maintenance and tax reporting; and set-up fees regarding the establishment of new accounts. These financial intermediaries may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. The additional fees charged by financial intermediaries may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial intermediary is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial intermediaries or participants in programs serviced by them should contact the financial intermediary for information regarding these fees and conditions, if any.
The additional payments made by the Manager and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. These payments may be negotiated based on a number of factors including, but not limited to, the financial intermediary’s reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The payments described above are made from the Manager’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.
The payments described above may be made, at the discretion of the Manager or its affiliates, to financial intermediaries in connection with the sale and distribution of shares of the Fund. The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the particular share class of the Fund. Furthermore, the Manager or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Manager or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons.
In some instances, these incentives may be made available only to financial intermediaries whose representatives have sold or may sell a significant number of shares. The financial intermediaries receiving additional payments include those that may recommend that their clients consider or select a Fund for investment purposes, including those that may include one or more Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the distributor or its affiliates to, without limitation, the financial intermediary, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.
From time to time, the Manager or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services at its or their own expense and out of its or their legitimate profits.
If investment advisers, distributors or affiliates of mutual funds pay compensation in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.
Portfolio Manager Disclosure
AMCO
Other Accounts Managed
The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2016.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Cornerstone Moderate Fund
Arnold Espe	6 / $1,732	-	-	2 / $813	-	-
Wasif Latif	17 / $7,461	-	-	3 / $1,736	-	-
John Toohey	18 / $9,205	-	-	5 / $3,723	-	-
Lance Humphrey	8 / $3,093	-	-	2 / $1,637	-	-

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Cornerstone Conservative Fund
Wasif Latif	17 / $7,936	-	-	4 / $2,349	-	-
John Toohey	18 / $9,600	-	-	6 / $4,255	-	-
Lance Humphrey	8 / $3,568	-	-	3 / $2,249	-	-
Cornerstone Moderately Conservative Fund
Arnold Espe	6 / $2,087	-	-	3 / $1,256	-	-
Wasif Latif	17 / $7,968	-	-	4 / $2,349	-	-
John Toohey	18 / $9,644	-	-	6 / $4,255	-	-
Lance Humphrey	8 / $3,623	-	-	3 / $2,249	-	-
Cornerstone Moderately Aggressive Fund
Arnold Espe	6 / $1,456	-	-	2 / $537	-	-
Wasif Latif	17 / $6,532	-	-	3 / $807	-	-
John Toohey	18 / $8,347	-	-	5 / $2,865	-	-
Dan Denbow	4 / $1,920	-	-	4 / $1,920	-	-
Lance Humphrey	8 / $2,164	-	-	2 / $708	-	-
Cornerstone Aggressive Fund
Arnold Espe	6 / $2,148	-	-	3 / $1,256	-	-
Wasif Latif	17 / $7,879	-	-	4 / $2,349	-	-
John Toohey	18 / $9,564	-	-	6 / $4,255	-	-
Lance Humphrey	8 / $3,511	-	-	3 / $2,249	-	-
Cornerstone Equity Fund
Wasif Latif	17 / $7,974	-	-	4 / $2,349	-	-
John Toohey	18 / $9,638	-	-	6 / $4,255	-	-
Lance Humphrey	8 / $3,605	-	-	3 / $2,249	-	-
Growth and Tax Strategy Fund
John Bonnell	3 / $3,880	-	-	3 / $3,880	-	-
Dale Hoffmann	10 / $13,553	-	-	6 / $10,394	-	-
Precious Metals/Minerals Fund
Dan Denbow	4 / $1,259	-	-	4 / $1,259	-	-
Government Securities Fund
Donna Baggerly	-	-	-	-	-	-
Neal Graves	-	-	-	-	-	-
Treasury Money Market Trust
Anthony M. Era	3 / $6,154	-	-	2 / $514	-	-
Managed Allocation Fund
Wasif Latif	17 / $7,365	-	-	4 / $2,349	-	-
John Toohey	18 / $9,029	-	-	6 / $4,255	-	-
Arnold Espe	6 / $1,467	-	-	3 / $1,256	-	-
R. Matthew Freund	5 / $15,359	-	-	4 / $15,311	-	-
Lance Humphrey	8 / $2,997	-	-	3 / $2,249	-	-
Conflicts of Interest: The portfolio managers provide portfolio management services to investment companies in the USAA retail fund family and also may advise other accounts managed by AMCO (including proprietary accounts managed for AMCO or its affiliates, such as accounts of AMCO’s affiliated insurance companies). Portfolio managers make investment decisions for the accounts they manage based on each account’s investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that account. Therefore, portfolio managers could purchase or sell securities for one account and not another account, or can take similar action for two accounts at different times, even if the accounts have the same investment objective and permissible investments.

Potential conflicts of interest may arise because of a portfolio manager’s management of one or more Funds and other accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as AMCO or a portfolio manager may be perceived as, among other things, causing accounts to participate in an offering to increase the overall allocation of securities in that offering for AMCO’s or the portfolio manager’s managed accounts, or to increase the ability to participate in future offerings by the same underwriter or issuer. Aggregated trades, particularly trade orders that were partially filled due to limited availability and allocation of investment opportunities could raise a potential conflict of interest, as AMCO or a portfolio manager may have an incentive to allocate certain securities to preferred accounts.
Potential conflicts of interest also may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. AMCO may aggregate multiple orders for the same security for different mutual funds and other accounts into one single order. To address these potential conflicts of interest, AMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds and other accounts in a fair and equitable manner.
The performance of each Fund also is periodically reviewed by AMCO’s Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund’s performance. The ISC and the Board also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.
As discussed above, AMCO has policies and procedures intended to minimize potential conflicts of interest arising from portfolio managers advising multiple funds and other accounts. The mutual funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each Fund’s compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.
Compensation: AMCO’s compensation structure for portfolio managers includes a base salary, a performance-based bonus, a holiday bonus, and both a short-term and long-term corporate bonus. The portfolio managers are officers of AMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager’s annual evaluation and interim evaluation, or if the portfolio manager is promoted.
Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager relative to a predetermined benchmark(s) over one- and three-year periods. The benchmark for some Funds is a broad-based securities market index or a composite of broad-based securities market indexes. Other Funds use as their benchmark the applicable Lipper or iMoneyNet, Inc. category. Greater weight is generally placed on the three-year performance of the Fund relative to its benchmark. Portfolio managers whose incentive payments are based upon comparisons to the universe of funds within a Lipper category will receive incentive payments under this plan only if the Funds they manage are at or above the 55th percentile compared to their industry peers, and the incentive payment increases the higher the Fund’s relative ranking in its peer universe rises over a one- or up to a three-year measurement period.
As of May 31, 2016, the following benchmarks were used to measure the portfolio managers’ performance for the USAA Funds they managed:
Portfolio Managers	Fund	Benchmark(s)
John P. Toohey	Cornerstone Moderate	S&P 500 Index
	Cornerstone Moderately Aggressive	S&P 500 Index
	Cornerstone Conservative	None
	Cornerstone Moderately Conservative	S&P 500 Index
	Cornerstone Aggressive	S&P 500 Index
	Cornerstone Equity	None
	Managed Allocation	None
Wasif A. Latif	Cornerstone Moderate	Composite Index
	Cornerstone Moderately Aggressive	Composite Index
	Cornerstone Conservative	Composite Index
	Cornerstone Moderately Conservative	Composite Index
	Cornerstone Aggressive	Composite Index
	Cornerstone Equity	Composite Index
	Managed Allocation	None

Portfolio Managers	Fund	Benchmark(s)
Arnold J. Espe	Cornerstone Moderate	Barclays U.S. Universal Index
	Cornerstone Moderately Aggressive	Barclays U.S. Universal Index
	Cornerstone Moderately Conservative	Barclays U.S. Universal Index
	Cornerstone Aggressive	Barclays U.S. Universal Index
	Managed Allocation	None
Dan Denbow	Cornerstone Moderately Aggressive	Lipper Precious Metal Funds Index
	Precious Metals and Minerals	Lipper Precious Metal Funds Index
Lance Humphrey	Cornerstone Moderate	Composite Index
	Cornerstone Moderately Aggressive	Composite Index
	Cornerstone Conservative	Composite Index
	Cornerstone Moderately Conservative	Composite Index
	Cornerstone Aggressive	Composite Index
	Cornerstone Equity	Composite Index
	Managed Allocation	None
John C. Bonnell	Growth and Tax Strategy	Lipper General Municipal Debt Index
Dale Hoffmann	Growth and Tax Strategy	Lipper General Municipal Debt Index
Donna J. Baggerly	Government Securities	Lipper Intermediate U.S. Government Funds Index
Neal Graves	Government Securities	Lipper Intermediate U. S. Government Funds Index
Anthony M. Era	Treasury Money Market	iMoneyNet 1st Tier Retail Index
Oversight of the portfolio managers’ compensation is provided by a committee and by the governing document – the Variable Pay Plan (VPP). The VPP is administered by the VPP Committee. The VPP Committee includes representatives from management, corporate finance, legal, and human resources. Additional oversight is provided by the ISC, through review of new investments and periodic presentations by portfolio management.
USAA’s philosophical position is to measure performance both on an enterprise and individual basis. As such, portfolio managers, similar to other USAA executives, also are measured against USAA’s enterprise performance. Including portfolio managers in the enterprise program reinforces collective accountability for enterprise goals and reinforces focus on USAA’s mission.
Subject to USAA Board of Directors’ approval, portfolio managers and all other employees may be provided a holiday bonus equivalent to two weeks’ salary. The USAA Board reviews and determines whether or not to approve the holiday bonus at its November meeting.
Portfolio managers are also eligible to receive an annual corporate bonus based on the attainment of certain corporate performance metrics. The corporate bonus is available to all USAA employees, and is awarded as a percentage of each employee’s base salary, as determined by the USAA Board of Directors.
In addition, portfolio managers are eligible to receive bonuses under the enterprise’s Long-Term Bonus Plan (LTBP). The LTBP measures performance over a three-year period based on achieving enterprise-level goals over three annual performance cycles. Similar to the corporate bonus, the long-term bonus is awarded as a percentage of the portfolio manager’s salary, as determined by the USAA Board of Directors.
A LTBP bonus is awarded annually, but is subject to two additional adjustments for each of the two subsequent plan years based on the achievement of enterprise-level goals for the applicable years. As part of USAA’s pay for performance philosophy, the initial LTBP award for a plan year may also be reduced or eliminated if the individual’s performance or other issues warrant an adjustment. For subsequent adjustments (second and third year adjustments), the awards are subject to downside risk of up to 30% of the long-term balance at the end of each year. During the three-year holding period, the bonus accounts are credited with interest.
Oversight regarding achievement of USAA’s enterprise results is provided by USAA’s Board of Directors.

Portfolio Ownership: As of the fiscal year ended May 31, 2016, the following portfolio managers beneficially owned securities of the Fund in which they managed in the following dollar range:
Portfolio Manager	Fund	Dollar Range
Arnold J. Espe	Cornerstone Moderately Aggressive	None
	Cornerstone Moderate	None
	Cornerstone Aggressive	None
	Cornerstone Moderately Conservative	None
	Managed Allocation	None
John C. Bonnell	Growth and Tax Strategy	None
Dale Hoffmann	Growth and Tax Strategy	None
Dan Denbow	Precious Metals and Minerals	$100,001- $500,000
	Cornerstone Moderately Aggressive	$50,001-$100,000
John P. Toohey	Cornerstone Moderately Aggressive	$50,001-$100,000
	Cornerstone Moderate	$100,001-$500,000
	Cornerstone Conservative	None
	Cornerstone Aggressive	None
	Cornerstone Moderately Conservative	None
	Cornerstone Equity	None
	Managed Allocation	None
Wasif A. Latif	Cornerstone Moderately Aggressive	None
	Cornerstone Moderate	None
	Cornerstone Conservative	None
	Cornerstone Moderately Conservative	None
	Cornerstone Aggressive	None
	Cornerstone Equity	None
	Managed Allocation	None
Lance Humphrey	Cornerstone Moderately Aggressive	None
	Cornerstone Moderate	$1-$10,000
	Cornerstone Conservative	$10,001-$50,000
	Cornerstone Moderately Conservative	None
	Cornerstone Aggressive	$1-$10,000
	Cornerstone Equity	$1-$10,000
	Managed Allocation	None
Donna J. Baggerly	Government Securities	$1-$10,000
Neal Graves	Government Securities	$50,001-$100,000
Anthony M. Era	Treasury Money Market	None
Brandes
Other Accounts Managed
The following table sets forth other accounts for which the Emerging Markets Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of May 31, 2016.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)	# of Accts Total Assets (millions)
Emerging Markets Fund*
Doug Edman, CFA	3 / $1,225	6 / $881	445 / $2,711	-	-	1 / $63
Chris Garrett, CFA	3 / $1,225	6 / $881	445 / $2,711	-	-	1 / $63
Louis Lau, CFA	3 / $1,225	6 / $881	445 / $2,711	-	-	1 / $63
Mauricio Abadia	3 / $1,225	6 / $881	445 / $2,711	-	-	1 / $63
Gerardo Zamorano, CFA	4 / $1,230	8 / $1,052	445 / $2,711	-	-	1 / $63
Investment decisions are the responsibility of the Brandes Emerging Markets Investment Committee, which is comprised of a limited number of senior analysts and portfolio management professionals of Brandes. The portfolio managers listed above are the voting members of the Emerging Markets Investment Committee. Each account managed by the Emerging Markets Investment Committee is included in the number of accounts and total assets for the portfolio managers listed (even if such portfolio manager does not have the primary involvement in the day-to-day management of the account.)
Investment Opportunities. It is possible that at times identical securities will be held by more than one fund and/or account managed by Brandes. If one of Brandes’ investment committees identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Brandes has adopted procedures for allocating portfolio transactions across multiple accounts. For client accounts, including the Fund, that are able to participate in aggregated transactions, Brandes utilizes a rotational trading system to execute client transactions in order to provide, over the long-run, fair treatment for each client account.
Investment in the Fund. Members of Brandes’ Emerging Markets Investment Committee may invest in a fund or other account that they are involved in the management of and a conflict may arise where they may therefore have an incentive to treat the fund that they invest in preferentially as compared to other accounts. In order to address this potential conflict, Brandes’ investment decision-making and trade allocation policies and rotational trading system procedures, as described above, are designed to ensure that none of Brandes’ clients are disadvantaged in Brandes’ management of accounts.
Compensation
The overall program includes:
➣    Competitive base salaries and benefits
➣    Annual discretionary bonus plan
➣    Participation in profit sharing 401(k) plans
➣    Potential for participation in the firm’s phantom equity program
➣    Potential for participation in the firm’s Limited Partnership
Compensation is fixed. Individual performance is closely examined when making decisions on bonuses and changes in base salary. A number of qualitative and quantitative evaluation criteria are considered which may include research productivity, quality of work and the firm’s overall business results. Compensation is not tied directly to asset levels or number of covered companies in the portfolio. There is no difference in methodology of compensation in connection with other accounts.
Performance-Based Fees. For a small number of accounts, Brandes may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Brandes with regard to other accounts where the Adviser is paid based on a percentage of assets in that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Brandes might share in investment gains. In order to address these potential conflicts, Brandes’ investment decision-making and trade allocation policies and procedures are designed to ensure that none of

Brandes’ clients are disadvantaged in Brandes’ management of accounts. Additionally, Brandes’ internal controls are tested on a routine schedule as part of the firm’s Compliance Monitoring Program.
Portfolio Ownership: As of May 31, 2016, no portfolio managers of Brandes beneficially owned any shares of the Emerging Markets Fund.
Lazard
Other Accounts Managed
The following table sets forth other accounts for which the Emerging Markets Fund and International Fund portfolio managers were primarily responsible for the day-to-day portfolio management as of May 31, 2016.
		Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager		Register Investment Companies	Other Pooled Vehicles	Other Accounts	Register Investment Companies	Other Pooled Vehicles	Other Accounts
Emerging Markets Fund
Jai Jacob	AUM # of Accounts	5 / $1,697,360,457	4 / $1,822920,104	2 / $45,485,275	-	-	-
Stephen Marra	AUM # of Accounts	5 / $1,697,360,457	4 / $1,822,920,104	2 / $45,485,275	-	-	-
James Donald	AUM # of Accounts	8 / $15,468,296,570	16\$6,975,817,092	149 / $15,676,030,658	1 / $3,045,570,741	-	4 / $2,797,076,196
Kevin O'Hare	AUM # of Accounts	6 / $760,219,644	5 / $260,531,743	11 / 2,634,431,516	-	-	2 / $2,067,690,122
International Fund
Paul Moghtader	AUM # of Accounts	11 / $1,746,466,382	11 / $823,463,602	29 / $2,641,265,803	0\$	1 / $441,601,623	3 / $1,056,599,793
Taras Ivanenko	AUM # of Accounts	11 / $1,746,466,382	11 / $823,463,602	29 / $2,641,265,803	0\$	1 / $441,601,623	3 / $1,056,599,793
Ciprian Marin	AUM # of Accounts	11 / $1,746,466,382	11 / $823,463,602	29 / $2,641,265,803	0\$	1 / $441,601,623	3 / $1,056,599,793
Craig Scholl	AUM # of Accounts	4 / $1,608,551,346	11 / $823,463,602	29 / $2,641,265,803	0\$	1 / $441,601,623	3 / $1,056,599,793
Susanne Willumsen	AUM # of Accounts	11 / $1,746,466,382	11 / $823,463,602	29 / $2,641,265,803	0\$	1 / $441,601,623	3 / $1,056,599,793
Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio's component strategies (collectively, "Similar Accounts"), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.
Potential conflicts of interest may arise because of the Investment Manager's management of a Portfolio and Similar Accounts, including the following:
1.    Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager's overall allocation of securities in that offering, or to increase the Investment Manager's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. These potential allocation and trading conflicts are relevant primarily for all portfolio managers of the Portfolios focusing on small capitalization companies, whose shares tend to have more limited and volatile trading than those of companies with larger market capitalizations (Small-Mid Cap and International Small Cap Portfolios).
2.    Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager's time dedicated to each account, the Investment Manager periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.
3.    Generally, the Investment Manager and/or some or all of a Portfolio's portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.
4.    The portfolio managers noted in the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios. In addition, certain hedge funds managed by the Investment Manager (but not the Portfolios' portfolio managers) may also be permitted to sell securities short. When the Investment Manager engages in short sales of securities of the type in which a Portfolio invests, the Investment Manager could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, the Investment Manager has procedures in place to address these conflicts.
Compensation for Portfolio Managers. The Investment Manager's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio's strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.
The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager's investment philosophy.
Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.
Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for each Portfolio's portfolio management team in respect of its management of the Portfolio is determined by reference to the MSCI Emerging Markets Index. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years.
Portfolio Ownership: As of May 31, 2016, no portfolio manager of Lazard beneficially owned any shares of the Emerging Markets Fund or International Fund.

MFS
Other Accounts Managed
The following table sets forth other accounts for which the International and World Growth Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2016.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based*
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
International Fund
Marcus L. Smith	13 / $12.6 billion	5 / $2.4 billion	34 / $7.0 billion	-	-	-
Daniel Ling	13 / $12.6 billion	5 / $2.4 billion	34 / $7.0 billion	-	-	-
Filipe M.G. Benzinho	13 / $12.6 billion	5 / $2.4 billion	34 / $7.0 billion	-	-	-
World Growth Fund
David R. Mannheim	5 / $3.6 billion	15 / $23.2 billion	98 / $44.2 billion	-	-	11 / $4.0 billion
Roger Morley	5 / $3.6 billion	15 / $23.2 billion	98 / $44.2 billion	-	-	11 / $4.0 billion
Ryan P. McAllister**	1 / $31.9 million	-	-	-	-	-
*	Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.
**	Became a Portfolio Manager of the World Growth Fund on September 30, 2016. Information is as of June 30, 2016.
Conflicts of Interest: MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a USAA Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts.
The management of multiple funds and accounts (including proprietary accounts) give rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.
When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as a Fund is concerned.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than a Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.
Compensation: Portfolio manager compensation is reviewed annually. As of December 31, 2015, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of May 31, 2016, the following benchmarks were used to measure the following portfolio managers’ performance for the following Funds:

Portfolio Manager	Benchmark(s)
World Growth Fund
David Mannheim	MSCI World Index
Roger Morley	MSCI World Index
International Fund
Filipe M.G. Benzinho	MSCI EAFE Index
Marcus L. Smith	MSCI EAFE Index
Daniel Ling	MSCI EAFE Index
As of September 30, 2016, MFS expects the MSCI World Index will be used to measure Ryan P. McAllister’s performance for the World Growth Fund.
Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods. For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered. For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).
This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.
Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan, and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.
Portfolio Ownership: As of the fiscal year ended May 31, 2016, no portfolio managers of MFS beneficially owned any securities of the USAA Funds they managed.
NTI
Other Accounts Managed
The following table sets forth other accounts for which Growth and Tax Strategy Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2016.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Growth and Tax Strategy Fund
Christopher A. Fronk	-	-	5 / $2 billion	-	-	-
Jacob C. Weaver	0 / $	-	7 / $1.12 billion	-	-	-
Conflicts of Interest: NTI’s portfolio managers are often responsible for managing one or more portfolio, as well as other accounts, including separate accounts, and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle, that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely a manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.
Compensation: Compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed-base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a qualitative and quantitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.
Portfolio Ownership: As of May 31, 2016, no portfolio manager of NTI beneficially owned any shares of the USAA Fund they managed.
Wellington Management
Other Accounts Managed
The following table sets forth other accounts for which the International Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended May 31, 2016.
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
International Fund
James H. Shakin	7 / $2,256,195,709	7 / $1,148,343,261	10 / $1,514,987,848	-	1 / $186,198,663	1 / $490,883,675
Andrew M. Corry	6 / $2,252,321,400	12 / $1,737,016,045	7 / $1,382,569,982	-	1 / $186,198,663	1 / $490,883,675
Conflicts of Interest: Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Both of the Investment Professionals listed in the chart above also manage accounts, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation: Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended May 31, 2016.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals also may be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Corry and Shakin are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
International Fund	MSCI EAFE Index
Portfolio Ownership: As of the fiscal year ended May 31, 2016, no portfolio managers of Wellington Management beneficially owned securities of the USAA Funds that they managed.
Victory Capital
Other Accounts Managed
The following table sets forth other accounts for which the Emerging Markets Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of May 31, 2016.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
Emerging Markets Fund
Team: Margaret Lindsey, Joshua Lindland, Tiffany Kuo	1 / $12.27	1 / $15.39	12 / $731.18	-	-	-
Compensation. Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.
Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the Emerging Markets Fund, separate accounts, other investment companies and pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information. Each of the investment teams, or “franchises”, employed by Victory Capital (including Expedition) may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each investment team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or the Account relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Conflicts of Interest. As indicated in the table above, Victory Capital’s portfolio managers are often responsible for managing numerous accounts for multiple clients, registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). A portfolio manager may manage other accounts which have materially higher fee arrangements than the Emerging Markets Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between client accounts, raise conflict of interest issues.
Victory Capital has adopted and implemented numerous compliance policies and procedures applicable to Expedition and its other investment franchises and employees, including a Code of Ethics, brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Expedition and Victory Capital's other investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that Victory Capital's compliance program will achieve its intended result.
Portfolio Ownership: As of May 31, 2016, no portfolio managers of Victory Capital beneficially owned any shares of the Emerging Markets Fund.

Portfolio Holdings Disclosure
The Trust’s Board has adopted a policy on selective disclosure of portfolio holdings. The Trust’s policy is to protect the confidentiality of each Fund’s portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (i.e., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:
•    Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (e.g., auditors, attorneys, and Access Persons under the Funds’ Code of Ethics);
•    Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);
•    As disclosed in this SAI; and
•    As required by law or a regulatory body.
If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.
Each Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. Each Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) master fund advisers; (4) custodians and tax service providers (e.g., SSB Tax, State Street Bank and Trust, State Street Global Markets and NTI); (5) securities lending agents (e.g., Citibank); (6) proxy voting and class action filing agents (ISS); (7) trade analytic consultants (e.g., Elkins McSherry LLC); (8) financial statement service providers (e.g., RR Donnelley); (9) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Inc., Factset, Bloomberg Finance LP); (10) pricing vendors (e.g., S&P, JJ Kenney & Co., Thompson Financial/Reuters, ValueLine, Yield Book and IDC) and (11) platform vendors, (e.g., Charles River and Sungard (Dataware Solutions)) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified NRSROs and executing broker dealers.
Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund’s Chief Compliance Officer (CCO), or USAA Securities Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to the Board at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.
Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on usaa.com after these reports are filed with the SEC. In addition, each Fund intends to post its top 10 holdings on usaa.com 15 days following the end of each month.
Approximately 60 days after the end of each fiscal quarter, a Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, S&P, and Morningstar.
For the last month of each quarter, after each Fund's top holdings are made available on usaa.com, this information will be delivered to certain independent evaluation and reporting services such as Lipper, S&P, Thomson Financial and Value Line.
In order to address potential conflicts of interest between the interests of a Fund’s shareholders, on the one hand, and the interests of the Fund’s Manager, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Board, including the Independent Trustees.
General Information
Custodian and Accounting Agent
State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust’s custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of the Fund’s securities, and collecting interest on the Fund’s investments. The accounting agent is responsible for, among other things, calculating each Fund’s daily NAV and other recordkeeping functions. In addition, assets of the Cornerstone Conservative, Cornerstone Moderately Conservative, Cornerstone Moderate, Cornerstone Moderately Aggressive, Cornerstone Aggressive, and Cornerstone Equity, Growth and Tax Strategy, Precious Metals and Minerals, Emerging Markets, International, and World Growth Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.
Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.
Independent Registered Public Accounting Firm
Ernst & Young LLP, 1700 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.
Underwriter
The Trust has an agreement with USAA Investment Management Company (IMCO), 9800 Fredericksburg Road, San Antonio, TX 78288, for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Adviser Shares.
Transfer Agent
USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund Share class and Adviser Share class (excluding the Treasury Money Market Trust, Cornerstone Conservative, and Cornerstone Equity Funds) pays the Transfer Agent an annual fixed fee of $23 to $25.50 per shareholder account. Effective June 1, 2016, for its services under the Transfer Agency Agreement, the Treasury Money Market Trust pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets. The Transfer Agent does not receive any fees for its services rendered to the Cornerstone Conservative and Cornerstone Equity Funds. The fee is subject to change at any time.
For its services under the Transfer Agency Agreement, the Institutional Share class of the World Growth Fund, Government Securities Fund, Emerging Markets Fund, International Fund, and Precious Metals and Minerals Fund, each pay the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets. The Managed Allocation Fund pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-twentieth of one percent (0.05%) of the average net assets.
In addition to the asset-based fee, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent. The fee is subject to change at any time.
The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, AMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.
Appendix A – Long-Term and Short-Term Debt Ratings
1. Long-Term Debt Ratings:
Moody’s Investors Service, Inc. (Moody’s)
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
B	Obligations rated B are considered speculative and are subject to high risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing, and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings (S&P)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated issues only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is VERY STRONG.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still STRONG.
BBB	An obligation rated ‘BBB’ exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C	An obligation rated ‘C’ may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	An obligation rated ‘D’ is in payment default or in breach of an imputed promise. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty.
Plus (+) or Minus (-): The ratings from “AA to CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Fitch Ratings Inc. (Fitch)
AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
BB	Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B	Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC	High default risk. “CCC” ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.
CC	High default risk. A “CC” rating indicates that default of some kind appears probable.
C	High default risk. “C” ratings signal imminent default.
DDD	Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.
DD	Default. “DD” indicates potential recoveries in the range of 50% - 90%.
D	Default. “D” indicates the lowest recovery potential, i.e. below 50%.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Dominion Bond Rating Service Limited (Dominion)
As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.
AAA	Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.
AA	Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.
A	Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.
BBB	Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.
BB	Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.
B	Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
CCC/ CC/C	Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B.” Bonds rated below “B” often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.
D	This category indicates bonds in default of either interest or principal.
Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.
2. Short-Term Debt Ratings:
Moody’s Municipal
MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Moody’s Demand Obligations
VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Moody’s Corporate and Government
Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
Prime-2	Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Prime-3	Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
NP	Not Prime. Issues do not fall within any of the Prime rating categories.
S&P Municipal
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
S&P Corporate and Government
A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3	Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B	Issues rated “B” are regarded as having speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.
Fitch
F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default
Dominion Commercial Paper
R-1 (high)	Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability, which are both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition that Dominion has established for an “R-1 (high),” few entities are strong enough to achieve this rating.
R-1 (middle)	Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition that Dominion has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.
R-1 (low)	Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.
R-2 (high), R-2 (middle), R-2 (low)	Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level, which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high), R-3(middle), R-3 (low)	Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

All three Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.
06088-1016R